UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Semiannual report
4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16

Source: Federal Reserve data as of 4/30/16. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/ agency securities 39% 0%
Agency pass-through 28% 60%
Investment-grade corporate bonds 25% 26%
International Treasury/ agency securities 3% 0%
Commercial MBS 2% 26%
Emerging-market bonds 2% 1%
Municipal bonds 1% 0%
Asset-backed securities 0% 5%
Agency collateralized mortgage obligations 0% 17%
Non-agency residential MBS 0% 9%
High-yield corporate bonds 0% 1%
Cash and net other assets 0% 7%

Weightings are shown as a percentage of the fund's and/or benchmark's net assets as of 4/30/16. Allocations and holdings in each sector may vary over time. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. For more information on current fund holdings, see pages 18–55.

2 Income Fund

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Income Fund

Interview with your fund’s portfolio manager

Mike, what was the bond market like during the six months ended April 30, 2016?

The six-month reporting period began relatively quietly, but investors became increasingly risk averse as the calendar turned from 2015 to 2016.

On December 16, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Although the rate hike was widely anticipated, the timing and magnitude of the interest-rate hike generated speculation until the Fed’s official announcement.

Following its initial move, the Fed indicated that it may raise rates up to four times in 2016. Market participants reacted to the central bank’s signals with concern, and the uncertainty stirred volatility.

During the reporting period, crude oil prices fell to levels not seen since 2004, reaching a low of $31.77 per barrel on January 20. The sharp decline in oil prices, along with increasing worries about a collapse in commodity prices generally, as well as mounting fears over an economic slowdown in China, weighed on credit markets until almost mid-February. Credit spreads, or the yield advantage bonds with credit risk offer over comparable-maturity U.S. Treasuries,

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Income Fund	5

rose significantly, as risk aversion permeated the markets.

Market turbulence reached a peak on February 11, after which incremental improvements across a broad range of global issues helped credit-sensitive bonds stage a broad-based rally. During the latter half of the reporting period, oil prices rose well above their January low, China’s central bank assuaged concerns with continued stimulus measures, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion. The Fed backed away from its earlier statements, later saying that it would take a gradual approach toward raising rates, based on a variety of U.S. and global economic factors. As risk appetite resurfaced, investors reemerged, seeking to capitalize on an expanded set of attractive investment opportunities.

The fund trailed its benchmark and the average return of its Lipper peer group. What factors hampered the fund’s relative performance during the six-month reporting period?

Our interest-rate and yield-curve positioning was the primary detractor from fund performance versus the benchmark. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — shorter than that of the benchmark. This positioning was particularly detrimental in January, when risk-off sentiment fueled demand for Treasuries, driving their prices higher and yields lower.

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments, are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6	Income Fund

Our mortgage-credit holdings also worked against the fund’s relative return. Our positions in mezzanine commercial mortgage-backed securities [CMBS] were negatively affected by the risk-off sentiment that spread through the marketplace in January and early February. A challenging supply-and-demand backdrop also weighed on CMBS, as increased regulations led many broker/dealers to continue reducing their inventory of these securities. The asset class rebounded in March and April, but not enough to completely offset earlier weakness. On the positive side, favorable security selection among non-agency residential mortgage-backed securities [RMBS] aided the fund’s performance and helped partially offset the overall adverse impact of our mortgage-credit strategy.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced modestly negative results amid the broad risk-off sentiment during the early months of 2016. Additionally, investors were concerned that the lower interest rates we saw in January and February could spur an increased level of mortgage refinancing that would accelerate prepayment speeds on existing securities. By contrast, a strategy designed to benefit from an increasing yield differential between mortgage rates and U.S. Treasury yields aided

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund	7

performance. This strategy, along with a recovery in our IO CMO positions in March and April, helped to mitigate the overall negative outcome of our prepayment strategies.

How did corporate credit affect the fund’s performance?

Corporate credit, predominantly investment-grade bonds, had a neutral impact on the fund’s performance. Credit spreads rose and bond prices fell from January through February 11, hampered by the factors highlighted earlier [on page 6]. However, as with other credit-sensitive categories, corporate bonds rebounded in March and April as risk appetite returned to the market.

The fund increased its dividend rate during the period. What factors led to that decision?

Effective March 2016, the fund’s dividend rate per class A share was raised from $0.015 to $0.017. The increase was due to higher credit spreads across sectors represented in the fund following the market turmoil of January and February. Similar increases were made to other share classes.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to assist in taking tactical positions at various points along the yield curve. We also employed interest-rate swaps to help hedge the portfolio’s interest-rate risk, and to isolate the prepayment risks associated with our CMO holdings. We also used credit default swaps in an effort to hedge credit and market risks, gain liquid exposure to individual names, and increase our sector exposure. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the coming months?

By period-end, U.S. crude oil prices had recovered to about $46 per barrel. Despite this rebound, the persistent supply glut pushed the prices of long-term oil futures lower during the first quarter of 2016. As of April 30, in our view, oil futures prices were at levels that could lead to an outright decline in U.S. production in 2016. If this occurs, the balance of global supply and demand could improve, which may result in higher prices as the year progresses, in our view.

After steep plunges in commodity prices and inflation, a lower base, or the target interest rate at which banks lend money to one another within a 24-hour period, has been established. If global economic activity continues to stabilize, this “base effect” could result in higher global inflation even without a powerful growth or commodity-price rebound, in our view. Consequently, we believe inflation indicators may rise over the course of 2016 even if oil prices remain low. If this scenario proves true, we think it’s likely that yields on U.S. Treasuries may also begin to rise.

We think U.S. gross domestic product [GDP] may grow at a rate near 2% over the balance of 2016. Furthermore, we expect that the Fed will continue to raise the federal funds rate if economic data indicate that it is appropriate to continue normalizing monetary policy. Despite disappointing recent employment and GDP readings, we continue to think that the U.S. central bank may hike rates two times during the latter part of this year. However, we believe the actual pace of tightening will depend on factors such as the health of the labor market, level of inflation, commodity prices, relative strength of the U.S. dollar, actions by other central banks, and financial-market volatility.

8	Income Fund

Given this outlook, how do you plan to position the fund?

Within this environment, we currently plan to maintain our diversified mortgage and corporate credit exposure primarily through allocations to mezzanine CMBS, non-agency RMBS, and investment-grade corporate bonds. We think prepayment risk remains attractive, given the prospect of higher interest rates, and will continue to seek what we believe could be productive opportunities in agency IO CMOs.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Brett S. Kozlowski, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund	9

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

10 Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.55%	7.48%	7.41%	7.41%	6.75%	6.75%	7.13%	7.07%	7.29%	7.65%	7.66%	7.65%

10 years	71.52	64.66	61.47	61.47	59.12	59.12	67.29	61.86	67.17	75.73	76.26	75.60
Annual average	5.54	5.11	4.91	4.91	4.75	4.75	5.28	4.93	5.27	5.80	5.83	5.79

5 years	18.64	13.89	14.31	12.33	14.34	14.34	17.31	13.50	17.36	20.33	20.69	20.24
Annual average	3.48	2.64	2.71	2.35	2.72	2.72	3.24	2.56	3.25	3.77	3.83	3.76

3 years	3.47	–0.66	1.19	–1.59	1.25	1.25	2.92	–0.43	2.87	4.31	4.61	4.28
Annual average	1.14	–0.22	0.40	–0.53	0.41	0.41	0.96	–0.14	0.95	1.42	1.51	1.41

1 year	–2.77	–6.66	–3.51	–8.24	–3.37	–4.32	–2.86	–6.02	–2.85	–2.41	–2.40	–2.39

6 months	0.22	–3.79	–0.15	–5.09	0.00	–0.99	0.28	–2.97	0.26	0.39	0.39	0.46

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Income Fund	11

Comparative index returns For periods ended 4/30/16

	Barclays U.S. Aggregate	Lipper Core Bond Funds
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	62.19%	55.33%
Annual average	4.95	4.46

5 years	19.32	17.92
Annual average	3.60	3.34

3 years	7.02	5.46
Annual average	2.29	1.79

1 year	2.72	1.81

6 months	2.82	2.46

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/16, there were 513, 490, 443, 396, and 290 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.094		$0.069	$0.069	$0.088		$0.087	$0.106	$0.106	$0.101

Capital gains	—		—	—	—		—	—	—	—

Total	$0.094		$0.069	$0.069	$0.088		$0.087	$0.106	$0.106	$0.101

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/15	$6.94	$7.23	$6.87	$6.88	$6.77	$7.00	$6.88	$7.02	$7.04	$7.03

4/30/16	6.86	7.15	6.79	6.81	6.70	6.93	6.81	6.94	6.96	6.96

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current
dividend rate [1]	2.97%	2.85%	2.30%	2.29%	2.87%	2.77%	2.82%	3.29%	3.28%	3.10%

Current 30-day
SEC yield [2]	N/A	3.36	2.76	2.76	N/A	3.14	3.25	3.80	3.87	3.75

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.54%	7.47%	7.40%	7.40%	6.73%	6.73%	7.11%	7.05%	7.27%	7.64%	7.64%	7.63%

10 years	68.41	61.67	58.78	58.78	56.45	56.45	64.45	59.10	64.37	72.82	73.34	72.72
Annual average	5.35	4.92	4.73	4.73	4.58	4.58	5.10	4.75	5.10	5.62	5.65	5.62

5 years	19.01	14.25	14.67	12.68	14.70	14.70	17.50	13.68	17.56	20.51	20.88	20.45
Annual average	3.54	2.70	2.78	2.42	2.78	2.78	3.28	2.60	3.29	3.80	3.87	3.79

3 years	2.86	–1.25	0.72	–2.05	0.63	0.63	2.14	–1.18	2.11	3.70	3.99	3.68
Annual average	0.94	–0.42	0.24	–0.69	0.21	0.21	0.71	–0.40	0.70	1.22	1.31	1.21

1 year	–3.88	–7.72	–4.49	–9.17	–4.49	–5.42	–4.01	–7.13	–4.11	–3.64	–3.50	–3.61

6 months	–1.12	–5.08	–1.35	–6.24	–1.49	–2.47	–1.24	–4.45	–1.23	–0.94	–0.94	–1.01

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/15	0.86%	1.61%	1.61%	1.11%	1.11%	0.57%	0.50%	0.61%

Annualized expense ratio for the
six-month period ended 4/30/16	0.87%	1.62%	1.62%	1.12%	1.12%	0.57%	0.50%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.33	$8.05	$8.06	$5.58	$5.58	$2.84	$2.49	$3.09

Ending value (after expenses)	$1,002.20	$998.50	$1,000.00	$1,002.80	$1,002.60	$1,003.90	$1,003.90	$1,004.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.37	$8.12	$8.12	$5.62	$5.62	$2.87	$2.51	$3.12

Ending value (after expenses)	$1,020.54	$1,016.81	$1,016.81	$1,019.29	$1,019.29	$1,022.03	$1,022.38	$1,021.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Income Fund 15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund 17

The fund’s portfolio 4/30/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (70.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (11.0%)
Government National Mortgage Association Pass-Through Certificates
5s, July 20, 2041	$3,976,810	$4,436,163
5s, TBA, May 1, 2046	3,000,000	3,245,859
4.687s, June 20, 2045	410,884	463,705
4.674s, April 20, 2065	7,457,346	8,409,845
4.667s, May 20, 2045	5,678,939	6,401,946
4.654s, June 20, 2045	3,985,438	4,498,586
4.634s, June 20, 2045	6,454,367	7,273,208
4.554s, May 20, 2045	1,964,619	2,211,146
4.542s, August 20, 2065	79,011	88,699
4.524s, June 20, 2065	862,772	968,102
4.516s, June 20, 2045	868,985	973,508
4.511s, May 20, 2065	1,092,218	1,220,725
4 1/2s, April 20, 2046 ##	1,000,000	1,091,367
4 1/2s, with due dates from September 20, 2045
to October 20, 2045	3,114,228	3,396,198
4 1/2s, TBA, May 1, 2046	4,000,000	4,288,125
4.491s, September 20, 2065	6,651,790	7,462,510
4.484s, November 20, 2065	4,709,771	5,301,282
4.468s, May 20, 2065	1,748,126	1,949,349
4.413s, June 20, 2065	433,076	483,254
4s, with due dates from September 20, 2040 to March 20, 2046	18,648,213	20,164,898
4s, TBA, May 1, 2046	2,000,000	2,134,688
3 1/2s, with due dates from April 20, 2045 to August 20, 2045	36,696,681	38,981,853
3 1/2s, TBA, May 1, 2046	24,000,000	25,353,749
3s, with due dates from March 20, 2043 to July 20, 2045	1,814,210	1,883,731
3s, TBA, June 1, 2046	41,000,000	42,366,132
3s, TBA, May 1, 2046	41,000,000	42,454,221

237,502,849
U.S. Government Agency Mortgage Obligations (59.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5s, March 1, 2041	864,675	965,261
4s, March 1, 2046 ##	1,797,572	1,925,368
4s, March 1, 2046	2,978,702	3,196,287
3 1/2s, with due dates from April 1, 2042 to August 1, 2043	3,908,745	4,129,157
3 1/2s, TBA, May 1, 2046	8,000,000	8,380,313
3s, with due dates from March 1, 2043 to July 1, 2043	9,958,896	10,235,489

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from February 1, 2036 to May 1, 2041	6,637,242	7,597,057
6s, TBA, May 1, 2046	2,000,000	2,278,750
5 1/2s, with due dates from January 1, 2033 to February 1, 2035	1,086,537	1,227,300
5s, with due dates from March 1, 2040 to January 1, 2044	3,424,619	3,818,007
4 1/2s, with due dates from February 1, 2041 to October 1, 2045	43,062,180	47,229,348
4 1/2s, TBA, May 1, 2046	18,000,000	19,600,312
4s, with due dates from March 1, 2042 to March 1, 2046	49,250,701	53,060,719
4s, TBA, May 1, 2046	46,000,000	49,148,125

18 Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (70.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3 1/2s, with due dates from May 1, 2042 to January 1, 2046	$14,806,336	$15,616,928
3 1/2s, TBA, June 1, 2046	143,000,000	149,641,678
3 1/2s, TBA, May 1, 2046	288,000,000	301,882,493
3 1/2s, TBA, May 1, 2031	1,000,000	1,057,188
3s, with due dates from February 1, 2043 to July 1, 2043	6,760,166	6,953,201
3s, TBA, May 1, 2046	576,000,000	590,624,986

		1,278,567,967

Total U.S. government and agency mortgage obligations (cost $1,511,189,279)		$1,516,070,816

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 Δ	$429,000	$443,325

Total U.S. treasury obligations (cost $428,826)		$443,325

MORTGAGE-BACKED SECURITIES (47.6%)*	Principal amount	Value

Agency collateralized mortgage obligations (15.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.052s, 2037	$1,027,400	$1,686,129
IFB Ser. 2976, Class LC, 22.833s, 2035	134,945	213,470
IFB Ser. 2979, Class AS, 22.687s, 2034	16,651	17,950
IFB Ser. 3249, Class PS, 20.847s, 2036	316,352	479,119
IFB Ser. 3065, Class DC, 18.562s, 2035	678,297	1,000,965
IFB Ser. 2990, Class LB, 15.84s, 2034	596,120	771,828
IFB Ser. 3852, Class NT, 5.567s, 2041	2,225,879	2,303,755
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class M3, 4.589s, 2025	16,233,285	17,135,387
Ser. 4132, Class IP, IO, 4 1/2s, 2042	9,255,554	1,381,216
Ser. 4122, Class TI, IO, 4 1/2s, 2042	3,541,350	539,702
Ser. 4018, Class DI, IO, 4 1/2s, 2041	4,188,302	565,247
Ser. 3707, Class PI, IO, 4 1/2s, 2025	2,091,521	182,093
Ser. 4546, Class TI, 4s, 2045	25,458,282	3,373,222
Ser. 4500, Class GI, IO, 4s, 2045	19,305,820	2,580,609
Ser. 4121, Class MI, IO, 4s, 2042	21,119,721	3,933,548
Ser. 4116, Class MI, IO, 4s, 2042	9,189,408	1,631,570
Ser. 4013, Class AI, IO, 4s, 2039	16,167,665	1,526,142
Ser. 4165, Class AI, IO, 3 1/2s, 2043	15,021,292	2,221,649
Ser. 4122, Class AI, IO, 3 1/2s, 2042	7,626,923	954,860
Ser. 4182, Class GI, IO, 3s, 2043	24,348,536	2,277,606
Ser. 4141, Class PI, IO, 3s, 2042	8,472,529	971,714
Ser. 4158, Class TI, IO, 3s, 2042	21,260,265	2,283,778
Ser. 4165, Class TI, IO, 3s, 2042	24,868,290	2,603,710
Ser. 4176, Class DI, IO, 3s, 2042	24,352,698	2,625,464
Ser. 4171, Class NI, IO, 3s, 2042	13,252,753	1,337,998
Ser. 4183, Class MI, IO, 3s, 2042	7,941,149	809,203
Ser. 4201, Class JI, IO, 3s, 2041	24,749,296	2,250,374
Ser. 4206, Class IP, IO, 3s, 2041	9,947,281	1,044,704
Ser. 4004, IO, 3s, 2026	15,413,728	1,015,379

Income Fund 19

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class M1, 1.689s, 2025	$342,418	$342,675
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class M1, 1.339s, 2027	681,614	679,637
FRB Ser. T-56, Class A, IO, 0.524s, 2043	9,087,687	151,228
Ser. 315, PO, zero %, 2043	17,845,949	14,350,834
Ser. 3835, Class FO, PO, zero %, 2041	7,960,635	6,887,120
Ser. 3369, Class BO, PO, zero %, 2037	15,870	13,771
Ser. 3391, PO, zero %, 2037	156,830	137,684
Ser. 3300, PO, zero %, 2037	252,910	224,419
Ser. 3206, Class EO, PO, zero %, 2036	11,603	10,504
Ser. 3175, Class MO, PO, zero %, 2036	42,753	37,448
Ser. 3210, PO, zero %, 2036	41,629	38,489
Ser. 3326, Class WF, zero %, 2035	13,174	10,841
FRB Ser. T-56, Class 2, IO, zero %, 2043	3,975,135	—
FRB Ser. 3117, Class AF, zero %, 2036	14,257	10,960
FRB Ser. 3036, Class AS, zero %, 2035	2,633	2,473

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 37.267s, 2036	525,026	1,029,331
IFB Ser. 06-8, Class HP, 22.958s, 2036	495,623	844,710
IFB Ser. 05-122, Class SE, 21.564s, 2035	891,434	1,323,443
IFB Ser. 05-75, Class GS, 18.933s, 2035	269,462	375,490
IFB Ser. 05-106, Class JC, 18.763s, 2035	601,326	918,946
IFB Ser. 05-83, Class QP, 16.253s, 2034	109,463	143,771
IFB Ser. 11-4, Class CS, 12.022s, 2040	1,075,310	1,323,858
IFB Ser. 13-103, Class SK, IO, 5.481s, 2043	8,487,224	2,057,425
IFB Ser. 13-101, Class SE, IO, 5.461s, 2043	10,239,451	2,487,196
Ser. 15-4, IO, 4 1/2s, 2045	17,747,116	3,306,039
Ser. 421, Class C6, IO, 4s, 2045	13,110,886	2,091,462
Ser. 15-3, Class BI, IO, 4s, 2044	18,641,415	1,903,288
Ser. 12-124, Class UI, IO, 4s, 2042	18,065,898	3,109,141
Ser. 12-118, Class PI, IO, 4s, 2042	19,083,275	3,269,829
Ser. 12-40, Class MI, IO, 4s, 2041	9,213,833	1,351,826
Ser. 12-62, Class EI, IO, 4s, 2041	12,735,753	1,704,635
Ser. 12-22, Class CI, IO, 4s, 2041	11,036,282	1,477,569
Ser. 15-10, Class AI, IO, 3 1/2s, 2043	23,650,217	2,528,925
Ser. 13-18, Class IN, IO, 3 1/2s, 2043	7,652,837	1,053,206
Ser. 12-118, Class IC, IO, 3 1/2s, 2042	18,748,492	3,382,309
Ser. 14-10, IO, 3 1/2s, 2042	11,520,168	1,330,661
Ser. 12-128, Class QI, IO, 3 1/2s, 2042	14,601,244	1,696,313
Ser. 12-101, Class PI, IO, 3 1/2s, 2040	21,457,922	2,065,025
Ser. 14-20, Class IA, IO, 3 1/2s, 2039	16,584,373	1,562,248
Ser. 15-41, Class IA, IO, 3 1/2s, 2035	17,298,249	2,371,752
Ser. 13-55, Class IK, IO, 3s, 2043	6,918,447	775,558
Ser. 12-151, Class PI, IO, 3s, 2043	9,771,215	1,159,843
Ser. 12-144, Class KI, IO, 3s, 2042	16,315,079	1,786,501
Ser. 13-35, Class IP, IO, 3s, 2042	7,468,575	698,137

20 Income Fund

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class PI, IO, 3s, 2042	$12,514,898	$1,065,644
Ser. 13-35, Class PI, IO, 3s, 2042	21,975,330	1,834,281
Ser. 13-67, Class IP, IO, 3s, 2042	15,351,465	1,381,632
Ser. 13-30, Class IP, IO, 3s, 2041	6,270,211	505,128
Ser. 13-23, Class LI, IO, 3s, 2041	7,928,754	639,058
Ser. 13-7, Class EI, IO, 3s, 2040	17,098,424	2,031,303
Ser. 14-59, Class AI, IO, 3s, 2040	17,156,165	1,645,249
Ser. 14-28, Class AI, IO, 3s, 2040	20,965,239	2,086,696
Ser. 13-69, IO, 3s, 2031	32,149,409	3,346,667
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M1,
2.439s, 2028	4,125,000	4,145,436
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M1,
2.389s, 2024 F	1,555,313	1,564,023
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M1,
1.639s, 2024 F	122,559	122,520
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M1,
1.639s, 2024	2,128,131	2,123,236
FRB Ser. 03-W10, Class 1, IO, 0.711s, 2043	5,931,548	92,912
FRB Ser. 01-50, Class B1, IO, 0.397s, 2041	550,557	6,538
FRB Ser. 02-W6, Class 1A, IO, 0.109s, 2042	745,766	1,632
FRB Ser. 05-W4, Class 1A, IO, 0.075s, 2045	154,198	96
Ser. 03-34, Class P1, PO, zero %, 2043	172,949	144,832
Ser. 07-64, Class LO, PO, zero %, 2037	52,666	49,431
Ser. 07-14, Class KO, PO, zero %, 2037	189,945	165,675
Ser. 06-125, Class OX, PO, zero %, 2037	17,039	14,852
Ser. 06-84, Class OT, PO, zero %, 2036	18,982	16,537
Ser. 06-46, Class OC, PO, zero %, 2036	16,880	14,648

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6s, 2039	20,589,595	3,985,940
IFB Ser. 13-129, Class SN, IO, 5.711s, 2043	3,723,154	605,013
Ser. 14-76, IO, 5s, 2044	10,683,658	1,863,697
Ser. 14-25, Class QI, IO, 5s, 2044	8,946,068	1,548,743
Ser. 13-3, Class IT, IO, 5s, 2043	4,907,791	863,973
Ser. 11-116, Class IB, IO, 5s, 2040	1,882,221	69,692
Ser. 13-16, Class IB, IO, 5s, 2040	7,236,526	284,199
Ser. 10-35, Class UI, IO, 5s, 2040	3,399,400	616,226
Ser. 10-9, Class UI, IO, 5s, 2040	29,690,444	5,348,615
Ser. 09-121, Class UI, IO, 5s, 2039	13,966,920	2,511,811
Ser. 14-3, Class IP, IO, 4 1/2s, 2043	8,041,464	1,286,634
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	8,191,380	1,315,699
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	17,132,236	2,997,225
Ser. 12-129, IO, 4 1/2s, 2042	5,600,987	1,119,301
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	5,168,940	882,974
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	5,209,143	872,057
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	4,981,218	404,126
Ser. 13-34, Class PI, IO, 4 1/2s, 2039	29,377,211	3,521,740
Ser. 14-71, Class BI, IO, 4 1/2s, 2029	15,712,998	1,983,766

Income Fund 21

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-94, IO, 4s, 2045	$967,052	$217,344
Ser. 15-99, Class LI, IO, 4s, 2045	10,908,125	1,103,442
Ser. 15-53, Class MI, IO, 4s, 2045	23,118,145	5,091,078
Ser. 14-149, Class IP, IO, 4s, 2044	26,857,707	3,980,602
Ser. 14-2, Class IL, IO, 4s, 2044	9,133,285	1,451,644
Ser. 14-63, Class PI, IO, 4s, 2043	14,278,974	1,874,829
Ser. 15-52, Class IE, IO, 4s, 2043	16,704,938	3,005,878
Ser. 13-4, Class IC, IO, 4s, 2042	19,034,045	3,903,864
Ser. 12-56, Class IB, IO, 4s, 2042	10,389,185	1,672,574
Ser. 12-50, Class PI, IO, 4s, 2041	23,801,914	3,189,457
Ser. 14-4, Class IK, IO, 4s, 2039	8,561,130	844,211
Ser. 11-71, Class IK, IO, 4s, 2039	13,594,100	1,447,609
Ser. 14-162, Class DI, IO, 4s, 2038	20,853,438	1,770,065
Ser. 14-133, Class AI, IO, 4s, 2036	17,353,810	1,721,871
Ser. 13-53, Class IA, IO, 4s, 2026	14,534,447	1,647,106
Ser. 15-69, Class XI, IO, 3 1/2s, 2045	21,485,269	2,989,804
Ser. 15-77, Class DI, IO, 3 1/2s, 2045	18,221,893	1,765,337
Ser. 15-20, Class PI, IO, 3 1/2s, 2045	14,588,406	2,102,000
Ser. 15-24, Class CI, IO, 3 1/2s, 2045	9,427,926	1,876,035
Ser. 15-24, Class IA, IO, 3 1/2s, 2045	14,318,295	2,280,518
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	7,505,178	656,103
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	6,348,075	606,305
Ser. 12-145, IO, 3 1/2s, 2042	8,880,727	1,412,373
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	7,686,597	731,995
Ser. 12-136, IO, 3 1/2s, 2042	21,340,948	4,162,872
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	28,312,950	5,668,592
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	11,965,146	704,022
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	8,420,640	1,153,965
Ser. 14-141, Class GI, IO, 3 1/2s, 2041	15,569,104	1,604,678
Ser. 15-36, Class GI, IO, 3 1/2s, 2041	14,126,018	1,727,471
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	7,630,204	898,075
Ser. 14-102, Class IG, IO, 3 1/2s, 2041	12,713,933	1,494,764
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	22,694,190	2,491,164
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	5,625,729	496,639
Ser. 15-138, Class AI, IO, 3 1/2s, 2039	6,771,969	756,244
Ser. 15-26, Class AI, IO, 3 1/2s, 2039	45,300,063	5,359,360
Ser. 15-87, Class AI, IO, 3 1/2s, 2038	23,214,649	2,189,141
Ser. 15-24, Class IC, IO, 3 1/2s, 2037	14,768,974	1,957,938
Ser. 14-145, Class PI, IO, 3 1/2s, 2029	13,959,775	1,563,914
Ser. 14-100, Class JI, IO, 3 1/2s, 2029	23,779,208	2,525,518
Ser. 13-8, Class BI, IO, 3s, 2042	17,495,471	1,948,339
Ser. 13-53, Class PI, IO, 3s, 2041	11,415,216	940,842
Ser. 14-141, Class CI, IO, 3s, 2040	11,539,654	1,098,898
Ser. 13-23, Class IK, IO, 3s, 2037	23,836,494	2,502,188
Ser. 14-46, Class KI, IO, 3s, 2036	7,073,065	615,449
Ser. 14-30, Class KI, IO, 3s, 2029	10,418,727	1,016,284
Ser. 14-5, Class LI, IO, 3s, 2029	10,970,590	1,029,173

22 Income Fund

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-164, Class CI, IO, 3s, 2028	$19,553,141	$1,957,054
Ser. 13-H08, IO, 2.926s, 2063	56,202,036	4,428,720
FRB Ser. 15-H16, Class XI, IO, 2.035s, 2065	28,679,693	3,679,605
Ser. 15-H25, Class CI, IO, 2.007s, 2065	28,458,564	3,469,099
Ser. 15-H26, Class DI, IO, 1.997s, 2065	23,528,615	2,835,198
Ser. 15-H15, Class JI, IO, 1.94s, 2065	21,971,193	2,656,317
Ser. 16-H04, Class KI, IO, 1.891s, 2066	35,393,257	3,415,166
Ser. 16-H02, Class HI, IO, 1.86s, 2066	54,597,492	5,809,173
Ser. 15-H12, Class AI, IO, 1.853s, 2065	33,465,067	3,515,907
Ser. 15-H20, Class AI, IO, 1.836s, 2065	33,483,227	3,736,728
Ser. 15-H10, Class CI, IO, 1.806s, 2065	34,341,141	3,651,391
Ser. 15-H12, Class GI, IO, 1.803s, 2065	46,308,971	4,904,120
Ser. 15-H09, Class BI, IO, 1.697s, 2065	40,700,198	3,956,059
Ser. 15-H12, Class EI, IO, 1.694s, 2065	35,034,829	3,405,385
Ser. 15-H01, Class CI, IO, 1.639s, 2064	32,451,659	2,508,513
Ser. 15-H17, Class CI, IO, 1 5/8s, 2065	32,857,461	2,490,596
Ser. 15-H25, Class AI, IO, 1.612s, 2065	30,411,344	2,873,872
Ser. 15-H14, Class BI, IO, 1.589s, 2065	2,777,411	212,750
Ser. 15-H28, Class DI, IO, 1.546s, 2065	36,088,642	2,825,741
Ser. 10-H19, Class GI, IO, 1.404s, 2060	39,159,237	2,326,059
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	91,930
Ser. 10-151, Class KO, PO, zero %, 2037	398,091	343,899
Ser. 06-36, Class OD, PO, zero %, 2036	26,626	23,157

343,188,381
Commercial mortgage-backed securities (22.7%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	7,419,000	7,364,236
FRB Ser. 07-1, Class XW, IO, 0.508s, 2049	6,029,574	23,531

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.494s, 2051	14,431,846	64,295

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-6, Class F, 5.416s, 2047	159,555	157,959

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.523s, 2041	1,391,528	19,440
FRB Ser. 04-4, Class XC, IO, 0.095s, 2042	650,921	498
FRB Ser. 05-1, Class XW, IO, zero %, 2042	43,269,860	4,327

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 6.08s, 2050	5,962,000	5,871,828
FRB Ser. 06-PW12, Class AJ, 5.973s, 2038	1,155,377	1,154,326
Ser. 06-PW13, Class AJ, 5.611s, 2041	5,717,000	5,688,415
FRB Ser. 07-T26, Class AJ, 5.566s, 2045	4,347,000	3,955,770
FRB Ser. 06-PW11, Class AJ, 5.557s, 2039	8,689,000	8,558,665
Ser. 05-T18, Class D, 5.134s, 2042	1,706,874	1,689,600
FRB Ser. 04-PR3I, Class X1, IO, 0.409s, 2041	828,380	4,887

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.557s, 2039	9,423,000	8,940,542
FRB Ser. 06-PW14, Class X1, IO, 0.838s, 2038	13,924,846	193,555

Income Fund 23

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.666s, 2029	$1,122,006	$31,831

CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4,
Class XW, IO, 0.577s, 2049	28,632,371	156,905

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.76s, 2047	1,108,000	1,190,402
FRB Ser. 11-C2, Class E, 5.76s, 2047	1,650,000	1,705,152

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.643s, 2046	56,182,983	3,303,054
FRB Ser. 14-GC19, Class XA, IO, 1.461s, 2047	68,673,765	4,648,527

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC11, Class E, 4.603s, 2046	7,414,000	5,772,518
FRB Ser. 06-C5, Class XC, IO, 0.758s, 2049	98,373,858	365,951

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.956s, 2046	4,265,000	4,187,844

COMM Mortgage Pass-Through Certificates FRB Ser. 12-CR3,
Class XA, IO, 2.26s, 2045	37,373,253	3,230,047

COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377s, 2046	9,498,000	9,146,574
FRB Ser. 14-CR18, Class C, 4.896s, 2047	2,542,000	2,625,354
Ser. 13-CR11, Class AM, 4.715s, 2046	949,000	1,061,267
FRB Ser. 12-CR1, Class XA, IO, 2.252s, 2045	40,452,304	3,345,919
FRB Ser. 13-LC13, Class XA, IO, 1.556s, 2046	58,256,041	3,287,971
FRB Ser. 14-LC15, Class XA, IO, 1.549s, 2047	66,122,222	4,374,911
FRB Ser. 14-CR18, Class XA, IO, 1.436s, 2047	56,684,748	3,584,177
FRB Ser. 14-CR17, Class XA, IO, 1.343s, 2047	49,125,919	3,031,506
FRB Ser. 14-UBS6, Class XA, IO, 1.215s, 2047	57,584,856	3,486,587
FRB Ser. 14-LC17, Class XA, IO, 1.157s, 2047	39,972,496	1,965,226
FRB Ser. 13-CR13, Class XA, IO, 1.135s, 2023	77,685,756	3,588,305

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.338s, 2046	5,169,000	4,807,687
Ser. 12-LC4, Class E, 4 1/4s, 2044	1,918,000	1,568,321
FRB Ser. 14-UBS6, Class D, 4.115s, 2047	2,832,000	2,184,262
Ser. 13-LC13, Class E, 3.719s, 2046	2,278,000	1,727,235
Ser. 14-CR18, Class E, 3.6s, 2047	6,808,000	4,214,903
FRB Ser. 07-C9, Class AJFL, 1.126s, 2049	6,277,000	5,909,796
FRB Ser. 06-C8, Class XS, IO, 0.721s, 2046	41,387,360	69,253

Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 6.268s, 2041	9,861,000	9,607,572
FRB Ser. 07-C2, Class AX, IO, 0.214s, 2049	77,801,660	46,681

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	520,195	556,608
FRB Ser. 03-C3, Class AX, IO, 2.191s, 2038	1,425,264	183

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	781,852	781,852

DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A, Class D,
5.673s, 2044	4,388,234	4,724,102

First Union National Bank-Bank of America, NA Commercial
Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 2.2s, 2033	530,055	5

24 Income Fund

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Business Loan Trust 144A FRB Ser. 04-2, Class D,
3.183s, 2032	$58,703	$52,551

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.119s, 2045	4,654,089	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.552s, 2044	4,533,459	4,442,790

GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.394s, 2049	97,249,328	237,950

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.785s, 2043	4,135,372	10,302

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.756s, 2046	80,711,000	6,429,438

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.557s, 2046	4,129,000	3,692,152
FRB Ser. 13-GC10, Class E, 4.557s, 2046	2,352,000	1,729,661

GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.857s, 2046	69,452,097	5,124,634
FRB Ser. 14-GC18, Class XA, IO, 1.417s, 2047	39,460,839	2,442,626
FRB Ser. 14-GC22, Class XA, IO, 1.218s, 2047 F	63,954,952	3,710,746
FRB Ser. 14-GC24, Class XA, IO, 1.009s, 2047	100,110,238	4,975,078

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.818s, 2045	7,489,376	7,289,260
Ser. 11-GC3, Class E, 5s, 2044	1,692,000	1,608,557
FRB Ser. 13-GC14, Class D, 4.927s, 2046	9,028,000	8,003,160
FRB Ser. 13-GC12, Class D, 4.615s, 2046	10,025,000	8,569,370
FRB Ser. 06-GG6, Class XC, IO, zero %, 2038	2,468,609	25

JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25,
Class XA, IO, 1.153s, 2047	34,289,411	2,002,502

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.715s, 2046	3,849,000	3,340,547
FRB Ser. C14, Class D, 4.715s, 2046	2,742,000	2,413,013
FRB Ser. 14-C25, Class D, 4.097s, 2047	9,736,000	7,260,135
Ser. 14-C25, Class E, 3.332s, 2047	4,818,000	2,766,346

JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 12-LC9, Class XA, IO, 1.993s, 2047	73,859,750	5,322,334

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.564s, 2047	3,277,000	3,005,992

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051	10,040,000	9,918,516
FRB Ser. 06-LDP7, Class B, 6.147s, 2045	3,516,000	1,740,772
FRB Ser. 07-LD12, Class A3, 6.135s, 2051	407,971	407,664
FRB Ser. 06-LDP6, Class B, 5.846s, 2043	2,156,025	2,156,025
Ser. 06-LDP8, Class D, 5.618s, 2045	6,280,000	6,166,303
Ser. 06-LDP8, Class B, 5.52s, 2045	1,720,000	1,717,936
Ser. 06-LDP8, Class AJ, 5.48s, 2045	11,674,000	11,671,665
Ser. 04-LN2, Class A2, 5.115s, 2041	65,487	65,558
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,149,972
FRB Ser. 13-LC11, Class XA, IO, 1.683s, 2046	50,919,557	3,514,468
FRB Ser. 13-C10, Class XA, IO, 1.394s, 2047	87,112,231	4,836,210

Income Fund 25

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class XA, IO, 1.299s, 2046	$58,526,540	$3,107,326
FRB Ser. 06-LDP8, Class X, IO, 0.676s, 2045	25,014,884	27,199
FRB Ser. 07-LDPX, Class X, IO, 0.472s, 2049	48,385,243	222,529

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.423s, 2043	3,646,000	3,088,742
FRB Ser. 07-CB20, Class B, 6.384s, 2051	6,690,000	6,716,091
FRB Ser. 07-CB20, Class C, 6.384s, 2051	1,556,000	1,423,600
FRB Ser. 11-C3, Class E, 5.788s, 2046	1,416,000	1,448,851
FRB Ser. 11-C3, Class F, 5.788s, 2046	4,436,000	4,516,292
FRB Ser. 12-C6, Class E, 5.365s, 2045	1,348,000	1,230,454
FRB Ser. 12-C8, Class D, 4.813s, 2045	5,105,000	4,727,230
FRB Ser. 12-C8, Class E, 4.813s, 2045	4,139,000	3,641,078
Ser. 11-C4, Class F, 3.873s, 2046	7,276,000	6,146,765
Ser. 13-C10, Class E, 3 1/2s, 2047	3,043,000	2,253,037
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	2,038,000	1,514,234
FRB Ser. 05-CB12, Class X1, IO, 0.497s, 2037	3,106,781	13,766
FRB Ser. 06-LDP6, Class X1, IO, 0.215s, 2043	2,997,644	7

JPMorgan Chase Commercial Mortgage Securities Trust
Pass-Through Certificates 144A Ser. 01-C1, Class H,
5.626s, 2035	400,609	401,109

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	256,882	262,695
Ser. 98-C4, Class H, 5.6s, 2035	332,059	337,701

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039	3,491,000	3,286,078
FRB Ser. 06-C6, Class B, 5.472s, 2039	5,115,000	5,119,970
Ser. 06-C1, Class AJ, 5.276s, 2041	3,825,442	3,814,540
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	5,693,266	24,071

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	2,959,408
FRB Ser. 07-C2, Class XCL, IO, 0.739s, 2040	126,108,157	533,185
FRB Ser. 05-C5, Class XCL, IO, 0.498s, 2040	10,883,488	94,458
FRB Ser. 05-C7, Class XCL, IO, 0.451s, 2040	5,933,451	52,494
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	2,427,640	157

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.438s, 2048	3,057,000	2,638,833

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	2,528	1

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.475s, 2051	854,000	893,967
FRB Ser. 07-C1, Class A3, 6.026s, 2050	85,524	85,478
Ser. 06-C2, Class AJ, 5.802s, 2043	2,711,000	2,697,445

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.58s, 2039	1,508,575	590
FRB Ser. 05-MCP1, Class XC, IO, 0.026s, 2043	1,835,650	8

26 Income Fund

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 8.999s, 2037	$204,185	$12,149
FRB Ser. 05-C3, Class X, IO, 7.156s, 2044	66,949	803
FRB Ser. 06-C4, Class X, IO, 6.174s, 2045	2,706,014	47,085

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485s, 2046	9,829,000	9,579,343

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.789s, 2046	65,536,474	4,548,231
FRB Ser. 13-C12, Class XA, IO, 1.118s, 2046	143,038,200	5,591,049

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class E, 5.059s, 2047	4,378,000	3,181,493
Ser. 14-C17, Class D, 4.855s, 2047	3,128,000	2,595,545
FRB Ser. 13-C11, Class D, 4.56s, 2046	5,438,000	4,648,402
FRB Ser. 13-C11, Class F, 4.56s, 2046	6,212,000	4,740,096
FRB Ser. 13-C10, Class E, 4.219s, 2046	3,622,000	2,838,561
Ser. 14-C17, Class E, 3 1/2s, 2047	4,422,000	2,586,697

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	3,642,000	3,625,002
Ser. 07-IQ14, Class A2, 5.61s, 2049	371,745	372,601
Ser. 07-HQ11, Class D, 5.587s, 2044	3,784,000	3,215,565
Ser. 07-HQ11, Class AJ, 5.508s, 2044	2,778,000	2,738,552

Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class C, 6.462s, 2043	3,069,000	3,183,474
FRB Ser. 08-T29, Class D, 6.462s, 2043	4,865,000	4,876,676
FRB Ser. 08-T29, Class F, 6.462s, 2043	3,094,000	3,053,469
FRB Ser. 11-C3, Class E, 5.351s, 2049	308,000	302,370

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	1,140,383	1,141,467

Selkirk, Ltd. 144A Ser. 1, Class A, 1.329s, 2041 (Cayman Islands)	489,535	486,858

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8s, 2038	1,794,509	448,627

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.953s, 2045	82,643,142	6,859,075

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.241s, 2045	4,064,000	4,035,552
FRB Ser. 06-C29, IO, 0.527s, 2048	168,991,255	219,689
FRB Ser. 07-C34, IO, 0.456s, 2046	14,273,548	97,060

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.465s, 2044	4,945,000	4,554,840
FRB Ser. 06-C26, Class XC, IO, 0.177s, 2045	6,456,345	2,131
FRB Ser. 05-C18, Class XC, IO, 0.014s, 2042	601,810	60

Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.619s, 2050	31,596,802	2,262,963

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 2045	1,806,000	1,538,531
Ser. 14-LC18, Class D, 3.957s, 2047	8,305,590	5,984,519

WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048	2,875,000	3,026,426
FRB Ser. 13-C14, Class XA, IO, 1.017s, 2046	86,013,881	3,687,415

Income Fund 27

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.787s, 2044	$541,438	$542,467
Ser. 11-C4, Class E, 5.265s, 2044	1,545,768	1,526,446
FRB Ser. 14-C19, Class E, 5.136s, 2047	3,600,000	2,507,919
Ser. 11-C4, Class F, 5s, 2044	5,609,000	4,985,279
Ser. 11-C3, Class E, 5s, 2044	1,601,000	1,508,842
FRB Ser. 12-C7, Class D, 4.992s, 2045	4,013,000	4,155,823
FRB Ser. 12-C9, Class D, 4.961s, 2045	3,131,000	2,803,184
FRB Ser. 13-UBS1, Class D, 4.783s, 2046	3,306,000	3,000,294
FRB Ser. 13-UBS1, Class E, 4.783s, 2046	2,810,000	2,120,316
FRB Ser. 12-C10, Class E, 4.602s, 2045	3,645,000	2,861,325
FRB Ser. 13-C11, Class D, 4.318s, 2045	2,967,000	2,623,941
Ser. 14-C19, Class D, 4.234s, 2047	3,331,000	2,710,664
Ser. 14-C20, Class D, 3.986s, 2047	6,328,000	4,748,278
Ser. 13-C12, Class E, 3 1/2s, 2048	3,607,000	2,747,813
Ser. 13-C14, Class E, 3 1/4s, 2046	3,222,000	2,107,510
FRB Ser. 12-C9, Class XA, IO, 2.303s, 2045	88,804,458	7,727,764
FRB Ser. 11-C5, Class XA, IO, 2.093s, 2044	35,889,118	2,613,446
FRB Ser. 12-C10, Class XA, IO, 1.881s, 2045	73,558,221	5,783,883
FRB Ser. 13-C11, Class XA, IO, 1.599s, 2045	33,968,658	1,844,994
FRB Ser. 13-C12, Class XA, IO, 1.544s, 2048	23,053,838	1,448,143

491,484,716
Residential mortgage-backed securities (non-agency) (9.0%)
BCAP, LLC Trust 144A
FRB Ser. 15-RR5, Class 2A2, 1.42s, 2046	8,733,000	7,514,747
FRB Ser. 15-RR6, Class 3A2, 1.29s, 2046	6,959,000	5,569,288

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 16-HQA1,
Class M3, 6.789s, 2028	20,113,870	21,536,926
Structured Agency Credit Risk Debt Notes FRB Ser. 15-HQ1,
Class M3, 4.239s, 2025	3,985,000	4,034,822

Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes
FRB Ser. 16-DNA1, Class M3, 5.989s, 2028	3,075,000	3,220,378
FRB Ser. 15-DNA3, Class M3, 5.139s, 2028 F	1,500,000	1,507,500

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
7.389s, 2028	16,340,000	17,984,012
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
7.189s, 2028	11,265,000	12,360,660
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
6.439s, 2028	21,598,000	23,109,860
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.339s, 2028	20,820,000	21,646,554
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
5.739s, 2028	21,273,000	21,908,850

FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79s,
2023 (In default) †	134,710	13

GSAA Trust FRB Ser. 05-6, Class M2, 0.919s, 2035	6,365,000	4,618,051

28 Income Fund

MORTGAGE-BACKED SECURITIES (47.6%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Morgan Stanley Mortgage Loan Trust FRB Ser. 05-5AR,
Class 1M4, 1.069s, 2035	$4,121,000	$3,284,437

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047 F	4,746,000	3,322,200

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018	1,676,773	1,676,437

Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates
FRB Ser. 05-2, Class M5, 1.089s, 2035	6,005,000	4,683,900
FRB Ser. 05-3, Class M3, 0.939s, 2035	7,615,000	5,759,225

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR11, Class A1C3, 0.949s, 2045 F	3,455,149	2,954,153
FRB Ser. 05-AR19, Class A1C3, 0.939s, 2045	4,709,294	3,955,807
FRB Ser. 05-AR13, Class A1C4, 0.869s, 2045	14,790,207	12,238,896
FRB Ser. 05-AR17, Class A1B2, 0.849s, 2045	5,060,730	4,175,102
FRB Ser. 05-AR19, Class A1B2, 0.849s, 2045	5,306,523	4,590,142
FRB Ser. 05-AR2, Class 2A1B, 0.809s, 2045	1,839,763	1,647,508
FRB Ser. 05-AR17, Class A1B3, 0.789s, 2045	1,505,728	1,246,133

		194,545,601

Total mortgage-backed securities (cost $1,078,269,507)		$1,029,218,698

CORPORATE BONDS AND NOTES (27.2%)*	Principal amount	Value

Basic materials (2.0%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$3,130,000	$3,128,930

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045 (Canada)	910,000	943,270

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	835,000	899,713

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	950,000	932,536

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	1,170,000	1,155,899

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	112,000	128,683

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	345,642

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	1,593,000	1,643,935

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	327,460

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	474,000	427,880

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	648,173

Glencore Finance Canada, Ltd. 144A company guaranty sr.
unsec. unsub. notes 6s, 2041 (Canada)	590,000	484,538

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	4,284,000	3,866,310

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2025	2,856,000	2,484,720

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 2 7/8s, 2020	7,770,000	7,342,650

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	716,780

Income Fund 29

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Basic materials cont.
INVISTA Finance, LLC 144A company guaranty sr. notes
4 1/4s, 2019	$1,280,000	$1,235,955

LyondellBasell Industries NV sr. unsec. unsub. notes
4 5/8s, 2055	3,130,000	2,917,097

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	376,000	368,480

Packaging Corp. of America sr. unsec. notes 3.9s, 2022	945,000	958,237

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	228,927

Southern Copper Corp. sr. unsec. unsub. notes 5 3/8s,
2020 (Peru)	200,000	217,000

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	156,584

WestRock MWV, LLC company guaranty sr. unsec. unsub.
notes 8.2s, 2030	5,975,000	7,708,694

WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95s, 2031	637,000	824,639

WestRock RKT Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	393,000	409,793

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,724,034

Capital goods (0.6%)		42,226,559
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	459,000

Delphi Corp. company guaranty sr. unsec. notes 5s, 2023	3,225,000	3,426,563

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	1,393,000	1,875,420

Medtronic, Inc. company guaranty sr. unsec. sub. notes
4 3/8s, 2035	1,342,000	1,494,514

Northrop Grumman Systems Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2026	1,355,000	1,884,067

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	580,039

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2041	595,000	708,170

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	660,000	730,190

United Technologies Corp. sr. unsec. unsub. notes 5.7s, 2040	100,000	127,042

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	1,770,000	1,812,002

13,097,007
Communication services (3.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	880,000	1,053,707

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	670,000	671,292

American Tower Corp. sr. unsec. notes 4s, 2025 R	7,570,000	7,921,460

American Tower Corp. sr. unsec. notes 3.4s, 2019 R	135,000	139,254

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	2,588,000	2,607,726

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	1,415,000	1,497,687

CCO Safari II, LLC 144A company guaranty sr. notes
6.484s, 2045	5,152,000	6,086,429

CCO Safari II, LLC 144A company guaranty sr. notes
4.908s, 2025	1,813,000	1,954,499

30 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Communication services cont.
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455s, 2022	$3,645,000	$5,164,575

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	700,000	960,777

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.45s, 2037	1,325,000	1,783,944

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	945,000	1,048,950

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	1,337,000	1,457,330

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	2,047,876

NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 6.4s, 2040	845,000	1,162,612

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	975,340

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	425,000	430,080

Rogers Communications, Inc. company guaranty unsec. notes
6.8s, 2018 (Canada)	610,000	678,790

SBA Tower Trust 144A sr. notes 5.101s, 2017	2,425,000	2,431,880

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	2,435,000	3,436,121

Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	4,250,000	4,442,313

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	692,000	761,442

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 5.462s, 2021 (Spain)	1,845,000	2,097,909

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	920,000	1,154,042

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s,
2054 (units)	127,000	3,482,340

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	4,675,000	5,124,632

Verizon Communications, Inc. sr. unsec. unsub. notes
4.522s, 2048	3,906,000	3,963,781

Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	5,588,000	5,694,966

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	640,000	795,678

71,027,432
Conglomerates (0.5%)
General Electric Capital Corp. company guaranty sr. unsec.
notes 6 3/4s, 2032	86,000	118,870

General Electric Co. jr. unsec. sub. FRB Ser. D, 5s,
perpetual maturity	10,100,000	10,516,625

10,635,495
Consumer cyclicals (4.4%)
21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	1,065,000	1,475,868

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2024	870,000	1,057,541

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2045	4,690,000	6,442,128

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	4,348,000	4,741,416

Bed Bath & Beyond, Inc. sr. unsec. sub. notes 5.165s, 2044	2,305,000	2,086,057

Income Fund 31

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	$3,817,000	$5,328,998

CBS Corp. company guaranty sr. unsec. unsub. notes 4.6s, 2045	1,940,000	1,902,426

Dollar General Corp. sr. unsec. sub. notes 3 1/4s, 2023	1,820,000	1,834,105

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	950,000	1,050,543

Expedia, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2026	4,100,000	4,178,933

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	3,790,000	5,673,187

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	3,453,000	4,582,549

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	464,966

General Motors Co. sr. unsec. notes 6 1/4s, 2043	1,860,000	2,096,159

General Motors Co. sr. unsec. unsub. notes 6 3/4s, 2046	105,000	126,711

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3s, 2017	661,000	670,440

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.3s, 2025	1,048,000	1,079,967

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4s, 2025	1,640,000	1,653,151

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45s, 2022	4,395,000	4,411,240

Grupo Televisa SAB sr. unsec. unsub. bonds 6 5/8s,
2040 (Mexico)	510,000	569,138

Grupo Televisa SAB sr. unsec. unsub. notes 5s, 2045 (Mexico)	2,120,000	1,991,886

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	675,000	896,592

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	299,833

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	2,124,000	2,306,738

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	656,050

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	913,000	1,036,255

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	820,000	904,050

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	1,490,000	1,583,125

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	3,625,000	4,011,755

Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	953,000	1,158,961

NVR, Inc. sr. unsec. notes 3.95s, 2022	740,000	757,642

O’Reilly Automotive, Inc. company guaranty sr. unsec. notes
3.85s, 2023	640,000	672,959

O’Reilly Automotive, Inc. company guaranty sr. unsec. sub.
notes 3.55s, 2026	2,575,000	2,681,770

Omnicom Group, Inc. company guaranty sr. unsec. unsub.
notes 3.6s, 2026	2,535,000	2,639,300

Owens Corning company guaranty sr. unsec. sub. notes 9s, 2019	3,833,000	4,448,764

Priceline Group, Inc. (The) sr. unsec. notes 3.65s, 2025	3,330,000	3,409,933

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	2,240,000	2,312,800

QVC, Inc. company guaranty sr. notes 4.85s, 2024	1,105,000	1,117,466

QVC, Inc. company guaranty sr. sub. notes 4.45s, 2025	944,000	932,523

32 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
S&P Global, Inc. company guaranty sr. unsec. unsub.
notes 4.4s, 2026	$3,420,000	$3,787,722

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	639,000	651,780

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	2,140,000	2,082,098

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,403,651

Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	911,000	977,048

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	581,482

95,727,706
Consumer staples (3.1%)
Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	384,000	477,163

Altria Group, Inc. company guaranty sr. unsec. unsub.
notes 4s, 2024	694,000	769,384

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	3,057,000	3,466,815

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	868,000	914,954

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	5,598,000	8,682,296

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,511,569

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	911,071

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	608,000	684,581

Constellation Brands, Inc. company guaranty sr. unsec. notes
3 7/8s, 2019	366,000	385,215

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	453,000	461,494

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	285,000	293,194

CVS Health Corp. sr. unsec. unsub. notes 5 1/8s, 2045	4,375,000	5,112,835

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	4,394,000	4,941,325

CVS Pass-Through Trust sr. notes 6.036s, 2028	68,823	77,494

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	1,986,060	2,386,205

Diageo Investment Corp. company guaranty sr. unsec.
notes 8s, 2022	675,000	876,539

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
bonds 4 1/2s, 2045	2,615,000	2,640,622

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	3,456,000	4,466,769

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 5 5/8s, 2042	2,509,000	2,914,592

ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 3.85s, 2024	960,000	1,016,540

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
notes 3 7/8s, 2024 (Mexico)	715,000	729,303

Grupo Bimbo SAB de CV 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2044 (Mexico)	400,000	380,686

Kraft Foods Group, Inc. company guaranty sr. unsec. notes
Ser. 144A, 6 7/8s, 2039	1,815,000	2,383,407

Kraft Foods Group, Inc. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040	3,905,000	4,908,073

Income Fund 33

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.9s, 2038	$1,703,000	$2,291,034

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	530,000	681,520

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	775,000	930,605

McDonald’s Corp. sr. unsec. unsub. notes Ser. MTN, 6.3s, 2038	680,000	877,610

Newell Brands, Inc. sr. unsec. unsub. notes 4.2s, 2026	4,845,000	5,118,699

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.95s, 2042	630,000	713,265

Tyson Foods, Inc. company guaranty sr. unsec. bonds
4 7/8s, 2034	461,000	505,995

Tyson Foods, Inc. company guaranty sr. unsec. unsub. bonds
5.15s, 2044	654,000	748,470

Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes 3.3s, 2021	3,665,000	3,808,466

67,067,790
Energy (1.4%)
Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55s, 2026	2,730,000	2,927,125

BG Energy Capital PLC 144A company guaranty sr. unsec.
unsub. notes 4s, 2021 (United Kingdom)	200,000	213,287

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	620,000	684,261

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 2.315s, 2020 (United Kingdom)	2,820,000	2,864,595

DCP Midstream Operating LP company guaranty sr. unsec.
notes 2.7s, 2019	2,375,000	2,227,997

EQT Midstream Partners LP company guaranty sr. unsec. sub.
notes 4s, 2024	1,930,000	1,721,539

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	885,000	1,009,577

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,040,000	1,014,000

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	534,348

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 6.05s, 2041	1,095,000	706,275

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.85s, 2115 (Brazil)	3,040,000	2,219,200

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 3/4s, 2041 (Brazil)	2,500,000	1,955,500

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	820,000	647,390

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	2,535,000	2,411,799

Pride International, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2040	2,160,000	1,603,800

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	240,000	252,948

Spectra Energy Capital, LLC company guaranty sr. unsec. sub.
notes 6.2s, 2018	130,000	137,398

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 8s, 2019	650,000	746,484

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	1,900,000	2,208,644

34 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Energy cont.
Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55s, 2024	$2,565,000	$2,210,697

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8 3/4s, 2032	383,000	386,830

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	919,000	829,398

29,513,092
Financials (8.8%)
Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	844,430

Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	1,725,000	2,288,463

Air Lease Corp. sr. unsec. notes 4 3/4s, 2020	1,000,000	1,050,000

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	1,900,000	1,919,403

Air Lease Corp. sr. unsec. unsub. notes 3 3/8s, 2021	1,895,000	1,899,738

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	3,485,000	3,528,563

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	2,574,000	3,236,805

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	3,016,942

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,774,063

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	1,630,000	1,669,039

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	5,000,000	5,175,000

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	1,003,662

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	3,275,000	3,569,750

Barclays Bank PLC 144A unsec. sub. notes 10.179s, 2021
(United Kingdom)	5,557,000	7,074,672

Barclays PLC jr. unsec. sub. FRB 6 5/8s, perpetual maturity
(United Kingdom)	563,000	517,960

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	1,685,000	1,845,623

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.3s, 2043	2,065,000	2,222,320

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	281,794

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	460,000	471,758

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	5,245,000	5,435,299

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,267,922

Capital One Financial Corp. unsec. sub. notes 4.2s, 2025	1,916,000	1,958,246

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	1,288,000	1,340,197

CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2026	3,092,000	3,174,717

CNA Financial Corp. sr. unsec. notes 3.95s, 2024	650,000	651,364

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025	1,755,000	1,806,562

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	1,865,000	2,189,230

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	561,764

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11s,
perpetual maturity (Netherlands)	1,255,000	1,529,531

Credit Agricole SA 144A unsec. sub. notes 4 3/8s, 2025 (France)	2,600,000	2,595,315

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)	539,000	495,072

Income Fund 35

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Financials cont.
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	$856,000	$1,032,683

Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	2,188,000	2,015,225

Duke Realty LP company guaranty sr. unsec. unsub. notes
4 3/8s, 2022 R	945,000	1,005,919

EPR Properties company guaranty sr. unsec. sub. notes
5 1/4s, 2023 R	1,150,000	1,198,920

Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2024	1,031,000	1,020,690

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s, perpetual maturity	626,000	572,399

GE Capital International Funding Co. Unlimited Co. 144A
company guaranty sr. unsec. notes 4.418s, 2035 (Ireland)	296,000	325,032

Goldman Sachs Group, Inc. (The) sr. unsec. notes 7 1/2s, 2019	940,000	1,077,918

Goldman Sachs Group, Inc. (The) unsec. sub. notes 6 3/4s, 2037	950,000	1,154,942

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	3,548,000	4,435,497

Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3 7/8s, 2025 R	3,000,000	2,927,046

Highwood Realty LP sr. unsec. unsub. notes 5.85s, 2017 R	835,000	864,470

Hospitality Properties Trust sr. unsec. unsub. notes 4.65s, 2024 R	246,000	243,131

Hospitality Properties Trust sr. unsec. unsub. notes
4 1/2s, 2025 R	875,000	851,873

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	2,000,000	2,561,768

HSBC Capital Funding LP 144A company guaranty jr. unsec.
sub. FRB 10.176s, perpetual maturity (United Kingdom)	4,560,000	6,697,500

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	1,240,000	1,424,647

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,705,000	2,986,642

International Lease Finance Corp. sr. unsec. unsub. notes
6 1/4s, 2019	895,000	968,838

Intesa Sanpaolo SpA 144A unsec. sub. notes 5.71s, 2026 (Italy)	4,045,000	3,930,907

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	2,655,000	3,097,052

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	130,000	142,025

Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	225,000	223,691

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)	990,000	981,585

Lloyds Banking Group PLC unsec. sub. notes 4 1/2s, 2024
(United Kingdom)	2,145,000	2,189,453

Lloyds Banking Group PLC 144A unsec. sub. notes 5.3s, 2045
(United Kingdom)	5,429,000	5,624,802

Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8 7/8s, 2039	2,599,000	3,816,437

Metropolitan Life Global Funding I 144A sr. notes 3s, 2023	715,000	720,636

Metropolitan Life Insurance Co. 144A unsec. sub.
notes 7.8s, 2025	4,291,000	5,490,330

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	158,317

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes
3.85s, 2026 (Japan)	1,535,000	1,612,898

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	1,090,000	1,129,513

36 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022	$1,601,000	$1,667,041

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 4 7/8s, 2045	2,500,000	2,143,750

Nordea Bank AB 144A unsec. sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,605,396

OneAmerica Financial Partners, Inc. 144A sr. unsec.
notes 7s, 2033	1,010,000	1,135,390

Pacific LifeCorp 144A sr. unsec. notes 6s, 2020	1,575,000	1,746,837

Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976s, 2025	2,910,000	2,941,632

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	357,000	388,732

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,400,166

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	491,545

Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65s,
2026 (Canada)	2,030,000	2,115,560

Royal Bank of Scotland Group PLC unsec. sub. bonds 5 1/8s,
2024 (United Kingdom)	1,465,000	1,433,967

Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	2,600,000	2,580,614

Santander Issuances SAU 144A company guaranty unsec. sub.
notes 5.911s, 2016 (Spain)	2,600,000	2,600,013

Santander UK Group Holdings PLC 144A unsec. sub. notes
4 3/4s, 2025 (United Kingdom)	660,000	646,819

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	2,790,000	2,898,009

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	1,125,000	1,137,171

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	1,125,000	1,125,540

SL Green Realty Corp company guaranty sr. unsec. unsub.
notes 5s, 2018 R	1,185,000	1,241,782

Standard Chartered Bank 144A unsec. sub. notes 8s, 2031
(United Kingdom)	920,000	1,143,883

Standard Chartered PLC unsec. sub. notes 5.7s, 2022
(United Kingdom)	3,119,000	3,311,536

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436s, 2024 (Japan)	2,380,000	2,474,410

Teachers Insurance & Annuity Association of America 144A
unsec. sub. FRN 4 3/8s, 2054	311,000	334,611

Teachers Insurance & Annuity Association of America 144A
unsec. sub. notes 6.85s, 2039	889,000	1,152,905

TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4 1/8s, 2024	3,000,000	3,099,234

TIERS Trust/United States 144A sr. bonds stepped-coupon
zero % (8 1/8s, 3/15/18), 2046 ††	3,965,000	4,004,650

Travelers Property Casualty Corp. company guaranty sr. unsec.
unsub. bonds 7 3/4s, 2026	975,000	1,289,687

UBS Group AG jr. unsec. sub. FRN 6 7/8s, perpetual
maturity (Switzerland)	200,000	193,167

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 4 1/8s, 2026 (Jersey)	5,175,000	5,335,078

Vereit Operating Partnership LP company guaranty sr. unsec.
notes 4.6s, 2024 R	2,925,000	2,926,112

Income Fund 37

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Financials cont.
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.6s, 2038	$250,000	$334,466

Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	750,000	837,914

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	2,990,000	3,029,638

191,645,245
Health care (0.8%)
AbbVie, Inc. sr. unsec. notes 3.6s, 2025	1,058,000	1,108,594

Actavis Funding SCS company guaranty sr. unsec. notes 4 3/4s,
2045 (Luxembourg)	1,410,000	1,426,254

Actavis Funding SCS company guaranty sr. unsec. notes 3.45s,
2022 (Luxembourg)	1,205,000	1,234,459

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	1,660,000	2,166,727

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	691,776

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2019	356,000	387,595

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	839,000	918,705

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	605,000	628,444

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	2,300,000	2,380,500

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4 1/2s, 2027 R	2,820,000	2,679,000

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	2,201,000	2,249,882

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	264,945

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,066,260

17,203,141
Technology (0.3%)
Apple, Inc. sr. unsec. notes 3.45s, 2024	2,578,000	2,749,071

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	889,000	941,829

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	1,232,000	1,192,898

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	1,075,000	1,122,701

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	425,000	462,188

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	820,000	832,300

7,300,987
Transportation (0.2%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,856,458

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	180,501	183,209

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	76,592	78,220

Norfolk Southern Corp. sr. unsec. unsub. bonds 6s, 2111	1,115,000	1,291,061

Southwest Airlines Co. 2007-1 Pass Through Trust pass-through
certificates Ser. 07-1, 6.15s, 2022	172,444	194,861

United Airlines 2014-2 Class A Pass Through Trust sr. notes
Ser. A, 3 3/4s, 2026	446,615	463,364

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	358,999	375,603

		4,442,776

38 Income Fund

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Utilities and power (1.8%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	$382,000	$436,435

American Transmission Systems, Inc. 144A sr. unsec. unsub.
bonds 5s, 2044	1,895,000	1,950,933

Appalachian Power Co. sr. unsec. unsub. notes Ser. L, 5.8s, 2035	580,000	680,682

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	432,390

Beaver Valley II Funding Corp. sr. bonds 9s, 2017	38,000	38,190

Berkshire Hathaway Energy Co. sr. unsec. bonds 6 1/2s, 2037	410,000	553,756

Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6 1/8s, 2036	1,000,000	1,296,316

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	480,000	601,642

Consolidated Edison Co. of New York, Inc. sr. unsec. unsub.
notes 4.2s, 2042	710,000	747,321

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	790,069

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	1,940,000	2,046,700

EDP Finance BV 144A sr. unsec. unsub. notes 5 1/4s,
2021 (Netherlands)	845,000	889,971

El Paso Natural Gas Co., LLC company guaranty sr. unsec.
unsub. notes 8 3/8s, 2032	830,000	914,936

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 5/8s,
perpetual maturity (France)	1,130,000	1,086,100

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	970,000	1,284,853

Enel Finance International SA 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2019 (Netherlands)	695,000	766,030

Energy Transfer Partners LP sr. unsec. unsub. bonds
6 1/8s, 2045	650,000	622,044

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,189,498

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	780,000	787,600

FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45s, 2044	2,710,000	2,910,255

Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6 3/4s, 2036 (Spain)	510,000	655,882

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	350,835

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.4s, 2044	1,274,000	1,145,499

Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3 1/2s, 2021	1,455,000	1,425,836

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05s, 2019	750,000	745,781

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	360,000	480,751

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	1,455,000	1,588,117

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	391,303

Pacific Gas & Electric Co. sr. unsec. unsub. notes 5.8s, 2037	785,000	993,135

PacifiCorp sr. mtge. bonds 6 1/4s, 2037	460,000	606,671

Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	885,000	898,070

PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5 3/8s, 2021 (United Kingdom)	3,220,000	3,567,036

Income Fund 39

CORPORATE BONDS AND NOTES (27.2%)* cont.	Principal amount	Value

Utilities and power cont.
Puget Energy, Inc. sr. sub. notes 3.65s, 2025	$2,105,000	$2,130,738

Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	2,840,000	3,336,990

		39,342,365

Total corporate bonds and notes (cost $570,436,710)		$589,229,595

ASSET-BACKED SECURITIES (4.7%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017	$11,077,000	$11,077,000
FRB Ser. 15-4, Class A, 1.402s, 2016	30,622,000	30,622,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	59,213,000	59,213,000

Total asset-backed securities (cost $100,912,000)		$100,912,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.7%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.88)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.88	$461,322,400	$2,002,139

1.55/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.55	461,322,400	1,854,516

Barclays Bank PLC
(1.809)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.809	486,443,000	3,166,744

1.481/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.481	486,443,000	1,303,667

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	399,407,800	399

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	53,013,100	1,043,722

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	53,013,100	407,830

Goldman Sachs International
(1.835)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.835	469,322,400	3,050,596

1.4825/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.4825	469,322,400	1,506,525

(1.82)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.82	239,715,200	163,006

(1.306)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.306	239,715,200	153,418

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	399,407,800	399

JPMorgan Chase Bank N.A.
(1.15)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.15	239,715,200	282,864

0.8725/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.8725	239,715,200	246,907

Total purchased swap options outstanding (cost $24,513,219)			$15,182,732

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/$101.52	$120,000,000	$692,400

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/101.39	120,000,000	638,400

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/101.98	120,000,000	692,400

40 Income Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)* cont.	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/$102.03	$108,000,000	$645,840

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.16	163,000,000	200,490

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	105,667,000	155,330

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	163,000,000	145,070

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	108,000,000	143,640

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	105,667,000	122,574

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	108,000,000	88,560

Total purchased options outstanding (cost $10,376,880)			$3,524,704

MUNICIPAL BONDS AND NOTES (0.1%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$1,148,147

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	675,000	990,131

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	993,703

Total municipal bonds and notes (cost $2,294,872)		$3,131,981

SHORT-TERM INVESTMENTS (6.2%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.44% L	Shares	89,522,540	$89,522,540

U.S. Treasury Bills 0.17%, July 7, 2016		$571,000	570,826

U.S. Treasury Bills 0.30%, May 19, 2016 Δ §		13,058,000	13,057,047

U.S. Treasury Bills 0.30%, May 12, 2016 # Δ §		30,114,000	30,112,795

Total short-term investments (cost $133,260,681)			$133,263,208

TOTAL INVESTMENTS

Total investments (cost $3,431,681,974)			$3,390,977,059

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Income Fund 41

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,164,258,203.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,477,868,237 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	471	$76,920,188	Jun-16	$(1,590,561)

U.S. Treasury Bond 30 yr (Short)	2	326,625	Jun-16	6,793

U.S. Treasury Bond Ultra
30 yr (Long)	698	119,597,938	Jun-16	(2,957,358)

U.S. Treasury Note 2 yr (Long)	103	22,518,375	Jun-16	(18,471)

U.S. Treasury Note 5 yr (Long)	1,113	134,577,352	Jun-16	135,903

U.S. Treasury Note 10 yr (Long)	7	910,438	Jun-16	(8,553)

U.S. Treasury Note 10 yr (Short)	7	910,438	Jun-16	(4,608)

U.S. Treasury Note Ultra
10 yr (Long)	7	983,938	Jun-16	4,361

U.S. Treasury Note Ultra
10 yr (Short)	7	983,938	Jun-16	(1,045)

Total				$(4,433,539)

42 Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $28,278,886) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.715)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	$230,661,200	$2,198,201

1.715/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	230,661,200	2,419,636

Barclays Bank PLC
(1.645)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	243,221,500	1,639,313

1.645/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	243,221,500	3,480,500

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	399,407,800	399

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	399,407,800	399

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	53,013,100	2,336,287

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	798,815,600	799

(1.215)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.215	239,715,200	141,432

(0.901)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.901	239,715,200	148,623

(1.65875)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	234,661,200	1,851,477

1.65875/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	234,661,200	3,400,241

JPMorgan Chase Bank N.A.
1.41/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.41	239,715,200	98,283

1.28/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.28	239,715,200	172,595

(1.0025)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.0025	239,715,200	232,524

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	2,196,804

Total			$20,317,513

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $10,376,881) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/$100.80	$120,000,000	$426,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	120,000,000	388,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.09	120,000,000	253,200

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	120,000,000	230,400

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	120,000,000	420,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	108,000,000	387,720

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	120,000,000	244,800

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	108,000,000	220,320

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.45	163,000,000	78,240

Income Fund 43

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $10,376,881) (Unaudited) cont.
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.63	$105,667,000	$64,457

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	108,000,000	60,480

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	163,000,000	55,420

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.44	105,667,000	49,663

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	108,000,000	35,640

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	163,000,000	29,340

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	105,667,000	25,360

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	108,000,000	24,840

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	163,000,000	21,190

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	105,667,000	19,020

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	108,000,000	14,041

Total			$3,048,931

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$47,855,825	$(1,172,611)	$835,084

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	47,855,825	(1,215,969)	566,134

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	101,059,300	(668,204)	(55,583)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	202,118,600	(1,419,883)	(187,970)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	47,855,825	(1,273,348)	(1,171,989)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	47,855,825	(1,339,963)	(1,258,608)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	209,608,500	1,388,656	1,372,936

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	209,608,500	1,339,963	1,318,437

(5.00 Floor)/3 month
USD-LIBOR-BBA/Mar-21 (Written)	Mar-21/5.00	1,000,000	222,000	22,245

44 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A. cont.
(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	$202,118,600	$618,887	$(173,822)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	404,237,200	1,293,559	(299,136)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	209,608,500	1,206,780	(978,872)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	209,608,500	1,194,768	(1,303,764)

Total			$174,635	$(1,314,908)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/16 (proceeds receivable $217,303,555) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 4s, May 1, 2046	$7,000,000	5/12/16	$7,474,961

Federal National Mortgage Association, 4s, May 1, 2046	14,000,000	5/12/16	14,958,125

Federal National Mortgage Association, 3 1/2s,
May 1, 2046	143,000,000	5/12/16	149,893,043

Government National Mortgage Association, 4 1/2s,
May 1, 2046	1,000,000	5/23/16	1,072,031

Government National Mortgage Association, 4s,
May 1, 2046	2,000,000	5/23/16	2,134,688

Government National Mortgage Association, 3s,
May 1, 2046	41,000,000	5/23/16	42,454,221

Total			$217,987,069

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$598,566,400	$(756,438)	4/7/18	3 month USD-	1.149%	$2,266,482
			LIBOR-BBA

218,896,500	2,842,765	3/30/26	1.91%	3 month USD-	(1,849,493)
				LIBOR-BBA

1,500,000 E	1,330	6/15/21	1.25%	3 month USD-	3,517
				LIBOR-BBA

1,500,000 E	(937)	6/15/26	1.65%	3 month USD-	9,318
				LIBOR-BBA

100,809,400	(1,331)	3/16/26	3 month USD-	1.79701%	1,145,080
			LIBOR-BBA

3,090,100 E	(7,056)	6/15/18	3 month USD-	1.20%	8,493
			LIBOR-BBA

393,117,500 E	883,685	6/15/18	1.20%	3 month USD-	(1,094,482)
				LIBOR-BBA

372,783,800 E	2,625,787	6/15/26	1.90%	3 month USD-	(3,614,241)
				LIBOR-BBA

Income Fund 45

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,000,000 E	$330	6/15/18	3 month USD-	0.90%	$(591)
			LIBOR-BBA

1,000,000 E	8,604	6/15/46	3 month USD-	2.10%	(16,631)
			LIBOR-BBA

437,353,400 E	(139,375)	6/15/21	3 month USD-	1.45%	3,498,531
			LIBOR-BBA

60,196,500	(795)	3/17/26	1.787%	3 month USD-	(625,013)
				LIBOR-BBA

100,809,400	(1,331)	3/16/26	3 month USD-	1.79882%	1,162,345
			LIBOR-BBA

100,809,400	(1,331)	3/16/26	3 month USD-	1.8005%	1,178,383
			LIBOR-BBA

100,809,400	(1,331)	3/16/26	3 month USD-	1.80312%	1,203,412
			LIBOR-BBA

100,809,400	(1,331)	3/16/26	3 month USD-	1.80242%	1,196,670
			LIBOR-BBA

71,315,500 E	477,718	6/15/46	2.25%	3 month USD-	(229,732)
				LIBOR-BBA

3,940,100	(134)	4/5/46	2.2375%	3 month USD-	(40,920)
				LIBOR-BBA

32,834,500	733,720	4/5/46	2.27%	3 month USD-	142,794
				LIBOR-BBA

32,834,500	(430,373)	4/5/46	3 month USD-	2.19%	(457,352)
			LIBOR-BBA

53,100,000	(701)	3/18/26	1.78722%	3 month USD-	(550,325)
				LIBOR-BBA

53,100,000	(701)	3/18/26	1.79757%	3 month USD-	(602,382)
				LIBOR-BBA

130,344,700	(1,721)	3/21/26	1.7325%	3 month USD-	(658,660)
				LIBOR-BBA

130,344,700	(1,721)	3/21/26	1.73%	3 month USD-	(627,797)
				LIBOR-BBA

13,133,800	(173)	3/30/26	1.73%	3 month USD-	(58,054)
				LIBOR-BBA

44,243,300	(416)	4/14/21	1.152%	3 month USD-	189,180
				LIBOR-BBA

217,802,000	(1,568)	4/21/26	3 month USD-	1.595%	(2,052,238)
			LIBOR-BBA

17,000,000	(578)	4/26/46	3 month USD-	2.2205%	90,629
			LIBOR-BBA

15,000,000	(56)	4/26/18	0.947%	3 month USD-	(11,249)
				LIBOR-BBA

252,000,000	(2,029)	4/26/21	1.302%	3 month USD-	(677,016)
				LIBOR-BBA

57,000,000	(750)	4/26/26	1.734%	3 month USD-	(198,572)
				LIBOR-BBA

Total	$6,221,762				$(1,269,914)

E Extended effective date.

46 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,148,115	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$7,757
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,006,777	—	1/12/41	4.50% (1 month	Synthetic TRS Index	11,890
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
3,708,494	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	(19,251)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,961,895	—	1/12/40	4.50% (1 month	Synthetic MBX Index	6,748
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

903,561	—	1/12/41	4.00% (1 month	Synthetic TRS Index	6,105
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

662,156	—	1/12/40	4.00% (1 month	Synthetic MBX Index	614
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,327,647	—	1/12/39	6.00% (1 month	Synthetic TRS Index	6,830
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,508,545	—	1/12/40	4.00% (1 month	Synthetic MBX Index	5,105
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

265,908	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,228
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

513,037	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,624
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

2,936,252	—	1/12/41	4.00% (1 month	Synthetic TRS Index	19,838
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,309,434	—	1/12/40	4.50% (1 month	Synthetic MBX Index	7,540
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,459,295	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(8,759)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

2,355,862	—	1/12/38	6.50% (1 month	Synthetic TRS Index	10,879
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

711,587	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(3,624)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Income Fund 47

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,280,597	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$23,109
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

428,750	—	1/12/43	3.50% (1 month	Synthetic TRS Index	2,315
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

15,203,507	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(4,570)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

9,369,452	—	1/12/40	5.00% (1 month	Synthetic MBX Index	20,858
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

69,104,382	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,241
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

72,420,278	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(228,896)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
5,653,504	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,983
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,339,561	—	1/12/41	5.00% (1 month	Synthetic MBX Index	470
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
13,273,330	—	1/12/41	4.50% (1 month	Synthetic MBX Index	32,302
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

2,127,731	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(11,840)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,234,148	—	1/12/43	3.50% (1 month	Synthetic TRS Index	6,663
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,719,695	—	1/12/43	3.00% (1 month	Synthetic MBX Index	(7,783)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

3,443,548	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(17,537)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

7,137,858	—	1/12/41	5.00% (1 month	Synthetic MBX Index	33,011
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,755,824	—	1/12/44	3.50% (1 month	Synthetic TRS Index	22,036
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

48 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$4,397,460	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$29,710
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,812,748	—	1/12/41	4.00% (1 month	Synthetic TRS Index	46,028
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,377,988	—	1/12/44	3.50% (1 month	Synthetic TRS Index	19,819
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,461,567	—	1/12/44	3.50% (1 month	Synthetic TRS Index	14,443
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,977,977	—	1/12/45	3.50% (1 month	Synthetic TRS Index	24,603
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

12,361,269	—	1/12/45	4.00% (1 month	Synthetic TRS Index	83,544
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,328,887	—	1/12/45	4.00% (1 month	Synthetic TRS Index	29,257
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,269,960	—	1/12/45	3.50% (1 month	Synthetic TRS Index	26,408
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

17,825,382	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(120,430)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
3,378,327	—	1/12/38	6.50% (1 month	Synthetic TRS Index	15,601
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,606,119	—	1/12/38	6.50% (1 month	Synthetic TRS Index	12,035
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

8,288,044	—	1/12/39	6.00% (1 month	Synthetic TRS Index	42,638
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,273,451	—	1/12/38	6.50% (1 month	Synthetic TRS Index	15,116
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,454,852	—	1/12/41	4.50% (1 month	Synthetic TRS Index	8,620
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,835,613	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,284)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Income Fund 49

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,816,606	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(5,742)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,708,494	—	1/12/36	5.50% (1 month	Synthetic TRS Index	19,251
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

306,336	—	1/12/41	4.00% (1 month	Synthetic TRS Index	2,070
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,697,434	—	1/12/40	4.00% (1 month	Synthetic TRS Index	10,145
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

107,188	—	1/12/39	6.00% (1 month	Synthetic TRS Index	551
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,296,460	—	1/12/39	6.00% (1 month	Synthetic TRS Index	16,959
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

6,624,278	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(20,937)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

245,627	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(776)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

654,933	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,070)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,125,686	—	1/12/38	6.50% (1 month	Synthetic TRS Index	5,198
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,702,376	—	1/12/38	6.50% (1 month	Synthetic TRS Index	17,097
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

5,950,773	—	1/12/39	6.00% (1 month	Synthetic TRS Index	30,614
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,196,955	—	1/12/41	4.00% (1 month	Synthetic TRS Index	48,623
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,718,417	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(34,215)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

6,825,084	—	1/12/44	3.50% (1 month	Synthetic TRS Index	40,044
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

50 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,296,322	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$29,037
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,456,993	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(24,061)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
1,147,149	—	1/12/41	4.00% (1 month	Synthetic TRS Index	7,750
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,197,276	—	1/12/41	4.00% (1 month	Synthetic TRS Index	48,626
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,718,707	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(34,217)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

Total	$—				$336,941

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$2,149
Index

CMBX NA BBB–	BBB–/P	26,395	438,000	5/11/63	300 bp	1,210
Index

CMBX NA BBB–	BBB–/P	54,079	876,000	5/11/63	300 bp	3,709
Index

CMBX NA BBB–	BBB–/P	51,528	904,000	5/11/63	300 bp	(452)
Index

Credit Suisse International
CMBX NA BB Index	—	(237,205)	13,439,000	5/11/63	(500 bp)	986,640

CMBX NA BB Index	—	(8,311)	856,000	1/17/47	(500 bp)	113,555

CMBX NA BBB–	BBB–/P	2,235	204,000	5/11/63	300 bp	(9,495)
Index

CMBX NA BBB–	BBB–/P	139,309	10,607,000	5/11/63	300 bp	(469,766)
Index

CMBX NA BBB–	BBB–/P	198,738	5,794,000	1/17/47	300 bp	(275,211)
Index

CMBX NA BBB–	BBB–/P	1,367,253	18,302,000	1/17/47	300 bp	(130,354)
Index

CMBX NA BBB–	BBB–/P	840,002	23,601,000	1/17/47	300 bp	(1,090,560)
Index

Income Fund 51

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International
CMBX NA BBB–	BBB–/P	$(1,086)	$157,000	5/11/63	300 bp	$(10,113)
Index

CMBX NA BBB–	BBB–/P	249	25,000	1/17/47	300 bp	(1,796)
Index

CMBX NA BBB–	BBB–/P	7,362	273,000	1/17/47	300 bp	(14,970)
Index

CMBX NA BBB–	BBB–/P	1,402	393,000	1/17/47	300 bp	(30,745)
Index

CMBX NA BBB–	BBB–/P	1,406	394,000	1/17/47	300 bp	(30,823)
Index

CMBX NA BBB–	BBB–/P	2,244	572,000	1/17/47	300 bp	(44,546)
Index

CMBX NA BBB–	BBB–/P	3,591	840,000	1/17/47	300 bp	(65,121)
Index

CMBX NA BBB–	BBB–/P	2,995	840,000	1/17/47	300 bp	(65,717)
Index

CMBX NA BBB–	BBB–/P	2,995	840,000	1/17/47	300 bp	(65,717)
Index

CMBX NA BB Index	—	(14,173)	1,657,000	5/11/63	(500 bp)	136,724

CMBX NA BB Index	—	15,199	903,000	5/11/63	(500 bp)	97,432

CMBX NA BB Index	—	(8,674)	818,000	5/11/63	(500 bp)	65,818

CMBX NA BB Index	—	8,364	816,000	5/11/63	(500 bp)	82,675

CMBX NA BB Index	—	777	640,000	5/11/63	(500 bp)	59,060

CMBX NA BB Index	—	8,660	383,000	5/11/63	(500 bp)	43,539

CMBX NA BB Index	—	(2,968)	309,000	5/11/63	(500 bp)	25,172

CMBX NA BB Index	—	(8,855)	856,000	1/17/47	(500 bp)	113,011

CMBX NA BB Index	—	(1,477)	741,000	1/17/47	(500 bp)	104,016

CMBX NA BBB–	BBB–/P	(662)	66,000	5/11/63	300 bp	(4,071)
Index

CMBX NA BBB–	BBB–/P	(3,666)	220,000	5/11/63	300 bp	(16,316)
Index

CMBX NA BBB–	BBB–/P	(2,287)	228,000	5/11/63	300 bp	(15,397)
Index

CMBX NA BBB–	BBB–/P	(979)	244,000	5/11/63	300 bp	(15,009)
Index

CMBX NA BBB–	BBB–/P	(2,659)	331,000	5/11/63	300 bp	(21,691)
Index

CMBX NA BBB–	BBB–/P	(4,374)	401,000	5/11/63	300 bp	(27,432)
Index

CMBX NA BBB–	BBB–/P	1,813	86,000	1/17/47	300 bp	(5,222)
Index

CMBX NA BBB–	BBB–/P	25,806	598,000	1/17/47	300 bp	(23,110)
Index

52 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$24,072	$598,000	1/17/47	300 bp	$(24,844)
Index

CMBX NA BBB–	BBB–/P	24,072	598,000	1/17/47	300 bp	(24,844)
Index

CMBX NA BBB–	BBB–/P	25,357	610,000	1/17/47	300 bp	(24,541)
Index

CMBX NA BBB–	BBB–/P	30,739	744,000	1/17/47	300 bp	(30,121)
Index

CMBX NA BBB–	BBB–/P	26,301	868,000	1/17/47	300 bp	(44,701)
Index

CMBX NA BBB–	BBB–/P	34,580	1,155,000	1/17/47	300 bp	(59,899)
Index

CMBX NA BBB–	BBB–/P	163,259	1,177,000	1/17/47	300 bp	66,981
Index

CMBX NA BBB–	BBB–/P	134,239	1,389,000	1/17/47	300 bp	20,619
Index

CMBX NA BBB–	BBB–/P	432,777	2,175,000	1/17/47	300 bp	254,862
Index

CMBX NA BBB–	BBB–/P	455,452	3,430,000	1/17/47	300 bp	174,878
Index

JPMorgan Securities LLC
CMBX NA BBB–	BBB–/P	32,035	579,000	1/17/47	300 bp	(15,327)
Index

CMBX NA BBB–	BBB–/P	61,128	1,159,000	1/17/47	300 bp	(33,678)
Index

CMBX NA BBB–	BBB–/P	30,743	1,176,000	1/17/47	300 bp	(65,453)
Index

CMBX NA BBB–	BBB–/P	136,690	1,389,000	1/17/47	300 bp	23,070
Index

CMBX NA BBB–	BBB–/P	453,497	3,430,000	1/17/47	300 bp	172,923
Index

CMBX NA BBB–	BBB–/P	612,162	5,064,000	1/17/47	300 bp	197,923
Index

Total		$5,155,663				$(11,076)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.”

Income Fund 53

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$100,912,000

Corporate bonds and notes	—	585,224,945	4,004,650

Mortgage-backed securities	—	969,497,351	59,721,347

Municipal bonds and notes	—	3,131,981	—

Purchased options outstanding	—	3,524,704	—

Purchased swap options outstanding	—	15,182,732	—

U.S. government and agency mortgage obligations	—	1,516,070,816	—

U.S. treasury obligations	—	443,325	—

Short-term investments	89,522,540	43,740,668	—

Totals by level	$89,522,540	$3,136,816,522	$164,637,997

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(4,433,539)	$—	$—

Written options outstanding	—	(3,048,931)	—

Written swap options outstanding	—	(20,317,513)	—

Forward premium swap option contracts	—	(1,314,908)	—

TBA sale commitments	—	(217,987,069)	—

Interest rate swap contracts	—	(7,491,676)	—

Total return swap contracts	—	336,941	—

Credit default contracts	—	(5,166,739)	—

Totals by level	$(4,433,539)	$(254,989,895)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

54 Income Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/16

Asset-backed
securities	$112,617,000	$—	$—	$—	$11,077,000	$(22,782,000)	$—	$—	$100,912,000

Corporate
bonds and
notes	$4,143,425	(137,610)	—	(1,165)	—	—	—	—	$4,004,650

Mortgage-
backed
securities	$41,467,539	(3,190,178)	—	157,351	14,943,664	—	6,342,971	—	$59,721,347

Totals	$158,227,964	$(3,327,788)	$—	$156,186	$26,020,664	$(22,782,000)	$6,342,971	$—	$164,637,997

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $156,186 related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Income Fund 55

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $3,342,159,434)	$3,301,454,519
Affiliated issuers (identified cost $89,522,540) (Notes 1 and 5)	89,522,540

Interest and other receivables	21,710,102

Receivable for shares of the fund sold	3,557,453

Receivable for investments sold	16,514,679

Receivable for sales of delayed delivery securities (Note 1)	144,404,596

Receivable for variation margin (Note 1)	4,669,933

Unrealized appreciation on forward premium swap option contracts (Note 1)	4,114,836

Unrealized appreciation on OTC swap contracts (Note 1)	3,642,899

Premium paid on OTC swap contracts (Note 1)	297,376

Prepaid assets	63,397

Total assets	3,589,952,330

LIABILITIES

Payable for investments purchased	7,133,325

Payable for purchases of delayed delivery securities (Note 1)	1,151,326,224

Payable for shares of the fund repurchased	4,964,542

Payable for compensation of Manager (Note 2)	675,614

Payable for custodian fees (Note 2)	71,726

Payable for investor servicing fees (Note 2)	590,312

Payable for Trustee compensation and expenses (Note 2)	453,740

Payable for administrative services (Note 2)	8,441

Payable for distribution fees (Note 2)	435,762

Payable for variation margin (Note 1)	4,074,300

Unrealized depreciation on OTC swap contracts (Note 1)	3,317,034

Premium received on OTC swap contracts (Note 1)	5,453,039

Unrealized depreciation on forward premium swap option contracts (Note 1)	5,429,744

Written options outstanding, at value (premiums $38,655,767) (Notes 1 and 3)	23,366,444

TBA sale commitments, at value (proceeds receivable $217,303,555) (Note 1)	217,987,069

Other accrued expenses	406,811

Total liabilities	1,425,694,127

Net assets	$2,164,258,203

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,397,637,070

Undistributed net investment income (Note 1)	14,988,583

Accumulated net realized loss on investments (Note 1)	(215,575,848)

Net unrealized depreciation of investments	(32,791,602)

Total — Representing net assets applicable to capital shares outstanding	$2,164,258,203

(Continued on next page)

56 Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($963,883,337 divided by 140,446,119 shares)	$6.86

Offering price per class A share (100/96.00 of $6.86)*	$7.15

Net asset value and offering price per class B share ($27,443,019 divided by 4,039,529 shares)**	$6.79

Net asset value and offering price per class C share ($202,076,303 divided by 29,684,650 shares)**	$6.81

Net asset value and redemption price per class M share ($92,386,593 divided by 13,795,647 shares)	$6.70

Offering price per class M share (100/96.75 of $6.70)†	$6.93

Net asset value, offering price and redemption price per class R share
($28,992,549 divided by 4,258,206 shares)	$6.81

Net asset value, offering price and redemption price per class R5 share
($4,583,201 divided by 660,030 shares)	$6.94

Net asset value, offering price and redemption price per class R6 share
($125,631,422 divided by 18,039,205 shares)	$6.96

Net asset value, offering price and redemption price per class Y share
($719,261,779 divided by 103,316,607 shares)	$6.96

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 57

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $212,851 from investments in affiliated issuers) (Note 5)	$41,837,850

Total investment income	41,837,850

EXPENSES

Compensation of Manager (Note 2)	4,413,184

Investor servicing fees (Note 2)	1,810,009

Custodian fees (Note 2)	81,430

Trustee compensation and expenses (Note 2)	89,248

Distribution fees (Note 2)	2,759,232

Administrative services (Note 2)	37,552

Other	464,624

Fees waived and reimbursed by Manager (Note 2)	(23,360)

Total expenses	9,631,919

Expense reduction (Note 2)	(1,734)

Net expenses	9,630,185

Net investment income	32,207,665

Net realized loss on investments (Notes 1 and 3)	(55,542,803)

Net increase from payments by affiliates (Note 2)	3,064

Net realized loss on swap contracts (Note 1)	(40,027,816)

Net realized gain on futures contracts (Note 1)	22,297,212

Net realized gain on written options (Notes 1 and 3)	54,182,999

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(9,160,358)

Net loss on investments	(28,247,702)

Net increase in net assets resulting from operations	$3,959,963

The accompanying notes are an integral part of these financial statements.

58 Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$32,207,665	$58,361,604

Net realized gain (loss) on investments	(19,087,344)	128,150

Net unrealized depreciation of investments	(9,160,358)	(94,960,039)

Net increase (decrease) in net assets resulting
from operations	3,959,963	(36,470,285)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,916,322)	(34,589,245)

Class B	(292,304)	(772,105)

Class C	(2,129,094)	(5,244,288)

Class M	(1,257,822)	(3,436,129)

Class R	(379,111)	(886,652)

Class R5	(68,757)	(141,741)

Class R6	(1,878,311)	(3,969,199)

Class Y	(10,853,943)	(22,731,624)

Increase (decrease) from capital share transactions (Note 4)	(189,219,928)	615,459,914

Total increase (decrease) in net assets	(216,035,629)	507,218,646

NET ASSETS

Beginning of period	2,380,293,832	1,873,075,186

End of period (including undistributed net investment
income of $14,988,583 and $13,556,582, respectively)	$2,164,258,203	$2,380,293,832

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Income Fund 59

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
April 30, 2016**	$6.94	.10	(.09)	.01	(.09)	(.09)	—	$6.86	.22*	$963,883	.43* [d]	1.43* [d]	439* [e]
October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	—	6.94	(1.37)	1,087,633.85		2.52	793 [e]
October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	—	7.26	5.57	1,004,198.85		3.67	505 [e]
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	—	7.20	2.31	783,735.87		4.03	267 [f]
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	7.27	9.59	878,866.86		3.02	204 [f]
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	— [g,h]	6.84	4.95	843,019.86		4.02	339 [f]

Class B
April 30, 2016**	$6.87	.07	(.08)	(.01)	(.07)	(.07)	—	$6.79	(.15)*	$27,443	.81* [d]	1.05* [d]	439* [e]
October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	—	6.87	(2.11)	30,089	1.60	1.77	793 [e]
October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	—	7.19	4.79	32,142	1.60	2.94	505 [e]
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	—	7.13	1.58	34,514	1.62	3.28	267 [f]
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	7.20	8.75	41,215	1.61	2.27	204 [f]
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	— [g,h]	6.78	4.22	39,859	1.61	3.29	339 [f]

Class C
April 30, 2016**	$6.88	.07	(.07)	—h	(.07)	(.07)	—	$6.81	—*	$202,076	.81* [d]	1.05* [d]	439* [e]
October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	—	6.88	(2.24)	221,882	1.60	1.76	793 [e]
October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	—	7.21	4.84	181,142	1.60	2.96	505 [e]
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	—	7.15	1.58	133,269	1.62	3.28	267 [f]
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	7.22	8.72	166,407	1.61	2.27	204 [f]
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	— [g,h]	6.80	4.21	169,692	1.61	3.27	339 [f]

Class M
April 30, 2016**	$6.77	.09	(.07)	.02	(.09)	(.09)	—	$6.70	.28*	$92,387	.56* [d]	1.30* [d]	439* [e]
October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	—	6.77	(1.74)	103,524	1.10	2.26	793 [e]
October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	—	7.10	5.31	121,065	1.10	3.43	505 [e]
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	—	7.05	2.15	128,376	1.12	3.79	267 [f]
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	7.12	9.27	151,113	1.11	2.77	204 [f]
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	— [g,h]	6.71	4.66	170,347	1.11	3.82	339 [f]

Class R
April 30, 2016**	$6.88	.09	(.07)	.02	(.09)	(.09)	—	$6.81	.26*	$28,993	.56* [d]	1.30* [d]	439* [e]
October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	—	6.88	(1.73)	29,237	1.10	2.25	793 [e]
October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	—	7.21	5.27	21,255	1.10	3.42	505 [e]
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	—	7.16	2.11	8,040	1.12	3.79	267 [f]
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	7.23	9.26	5,265	1.11	2.77	204 [f]
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	— [g,h]	6.81	4.74	4,723	1.11	3.74	339 [f]

Class R5
April 30, 2016**	$7.02	.11	(.08)	.03	(.11)	(.11)	—	$6.94	.39*	$4,583	.28* [d]	1.56* [d]	439* [e]
October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	—	7.02	(1.16)	4,463.56		2.77	793 [e]
October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	—	7.35	5.83	2,683.58		3.71	505 [e]
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	—	7.29	2.75	11.58		4.33	267 [f]
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	7.35	4.39*	10	.19*	1.12*	204 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60 Income Fund	Income Fund 61

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized				Non-				of expenses	income (loss)
	value,		and unrealized	Total from	From		recurring	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	reimburse	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class R6
April 30, 2016**	$7.04	.11	(.08)	.03	(.11)	(.11)	—	$6.96	.39*	$125,631	.25* [d]	1.60* [d]	439* [e]
October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	—	7.04	(1.02)	123,635.49		2.82	793 [e]
October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	—	7.36	5.98	48,755.51		3.97	505 [e]
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	—	7.29	2.62	6,188.51		4.25	267 [f]
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	7.36	4.54*	10	.17*	1.14*	204 [f]

Class Y
April 30, 2016**	$7.03	.11	(.08)	.03	(.10)	(.10)	—	$6.96	.46*	$719,262	.31* [d]	1.55* [d]	439* [e]
October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	—	7.03	(1.27)	779,830.60		2.76	793 [e]
October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	—	7.36	5.90	461,835.60		3.93	505 [e]
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	—	7.29	2.52	133,717.62		4.30	267 [f]
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	7.36	10.00	193,550.61		3.26	204 [f]
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	— [g,h]	6.91	5.12	132,550.61		4.25	339 [f]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2):

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

October 31, 2013	730%

October 31, 2012	679

October 31, 2011	942

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

62 Income Fund	Income Fund 63

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on

64 Income Fund

the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap

Income Fund 65

option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms

66 Income Fund

of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

Income Fund 67

commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,805,768 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,968,472 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

68 Income Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2015, the fund had a capital loss carryover of $179,403,707 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$23,207,754	$—	$23,207,754	*

92,884,454	N/A	92,884,454	October 31, 2016

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $3,446,636,177, resulting in gross unrealized appreciation and depreciation of $48,959,986 and $104,619,104, respectively, or net unrealized depreciation of $55,659,118.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Income Fund 69

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expense.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period,  Putnam Management voluntarily waived $23,360.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $3,064 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$847,440	Class R5	2,696

Class B	24,019	Class R6	30,629

Class C	175,317	Class Y	625,365

Class M	79,848	Total	$1,810,009

Class R	24,695

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,734 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,592, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

70 Income Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,261,138	Class M	237,775

Class B	143,013	Class R	73,441

Class C	1,043,865	Total	$2,759,232

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $42,575 and $1,437 from the sale of class A and class M shares, respectively, and received $6,439 and $2,209 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $206 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$13,141,885,654	$13,208,190,897

U.S. government securities (Long-term)	—	—

Total	$13,141,885,654	$13,208,190,897

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$9,957,263,400	$31,534,986	$832,000,000	$5,232,500

Options opened	13,672,558,100	96,217,439	5,544,668,000	24,806,412
Options exercised	(853,876,900)	(6,572,919)	—	—
Options expired	(8,214,936,300)	(15,018,640)	—	—
Options closed	(8,827,708,400)	(77,881,980)	(3,934,000,000)	(19,662,031)

Written options outstanding at
the end of the reporting period	$5,733,299,900	$28,278,886	$2,442,668,000	$10,376,881

Income Fund 71

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	11,424,768	$77,991,693	58,019,092	$417,416,250

Shares issued in connection with
reinvestment of distributions	1,773,528	12,070,401	4,159,168	29,745,903

	13,198,296	90,062,094	62,178,260	447,162,153

Shares repurchased	(29,523,563)	(201,341,396)	(43,699,803)	(312,705,634)

Net increase (decrease)	(16,325,267)	$(111,279,302)	18,478,457	$134,456,519

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	314,581	$2,125,923	783,284	$5,561,145

Shares issued in connection with
reinvestment of distributions	36,822	248,046	92,478	655,672

	351,403	2,373,969	875,762	6,216,817

Shares repurchased	(692,524)	(4,668,185)	(964,057)	(6,828,922)

Net decrease	(341,121)	$(2,294,216)	(88,295)	$(612,105)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,821,425	$19,075,033	13,118,738	$93,618,215

Shares issued in connection with
reinvestment of distributions	245,234	1,656,136	559,445	3,971,321

	3,066,659	20,731,169	13,678,183	97,589,536

Shares repurchased	(5,620,503)	(38,030,244)	(6,575,856)	(46,585,911)

Net increase (decrease)	(2,553,844)	$(17,299,075)	7,102,327	$51,003,625

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	301,356	$1,998,607	1,068,632	$7,529,758

Shares issued in connection with
reinvestment of distributions	37,251	247,425	84,009	586,893

	338,607	2,246,032	1,152,641	8,116,651

Shares repurchased	(1,825,073)	(12,206,505)	(2,924,955)	(20,469,878)

Net decrease	(1,486,466)	$(9,960,473)	(1,772,314)	$(12,353,227)

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	764,145	$5,182,550	2,979,794	$21,291,942

Shares issued in connection with
reinvestment of distributions	48,187	325,344	111,070	788,768

	812,332	5,507,894	3,090,864	22,080,710

Shares repurchased	(800,626)	(5,407,703)	(1,792,106)	(12,675,528)

Net increase	11,706	$100,191	1,298,758	$9,405,182

72 Income Fund

	Six months ended 4/30/16		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	79,386	$548,217	363,416	$2,647,388

Shares issued in connection with
reinvestment of distributions	9,991	68,757	19,605	141,741

	89,377	616,974	383,021	2,789,129

Shares repurchased	(65,041)	(448,635)	(112,478)	(814,543)

Net increase	24,336	$168,339	270,543	$1,974,586

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	2,863,669	$19,774,286	16,059,858	$117,566,331

Shares issued in connection with
reinvestment of distributions	272,177	1,878,311	547,845	3,969,199

	3,135,846	21,652,597	16,607,703	121,535,530

Shares repurchased	(2,662,676)	(18,468,071)	(5,664,803)	(41,171,022)

Net increase	473,170	$3,184,526	10,942,900	$80,364,508

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,982,532	$159,034,549	80,260,841	$584,374,422

Shares issued in connection with
reinvestment of distributions	1,298,238	8,958,605	2,574,258	18,642,148

	24,280,770	167,993,154	82,835,099	603,016,570

Shares repurchased	(31,824,011)	(219,833,072)	(34,748,180)	(251,795,744)

Net increase (decrease)	(7,543,241)	$(51,839,918)	48,086,919	$351,220,826

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,623	0.25%	$11,264

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$274,830,847	$398,562,616	$583,870,923	$212,851	$89,522,540

Totals	$274,830,847	$398,562,616	$583,870,923	$212,851	$89,522,540

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion

Income Fund 73

of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$997,300,000

Purchased swap option contracts (contract amount)	$6,634,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$1,994,600,000

Written swap option contracts (contract amount) (Note 3)	$6,602,000,000

Futures contracts (number of contracts)	3,000

Centrally cleared interest rate swap contracts (notional)	$6,862,900,000

OTC total return swap contracts (notional)	$428,400,000

OTC credit default contracts (notional)	$116,200,000

Centrally cleared credit default contracts (notional)	$570,000

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$2,076,305	Payables	$7,243,044

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	36,728,427*	depreciation	54,290,617*

Total		$38,804,732		$61,533,661

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(403,851)	$(403,851)

Interest rate contracts	(13,881,721)	22,297,212	(39,623,965)	$(31,208,474)

Total	$(13,881,721)	$22,297,212	$(40,027,816)	$(31,612,325)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(156,481)	$(156,481)

Interest rate contracts	(1,102,375)	(5,691,432)	14,737,021	$7,943,214

Total	$(1,102,375)	$(5,691,432)	$14,580,540	$7,786,733

74 Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The table on the following page summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

The footnotes below correspond to the table on the following page.

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Income Fund 75

Note 8: Offsetting of financial and derivative assets and liabilities (Continued)

See the preceding page for the summary description and footnotes of the below table.

			Barclays
			Capital Inc.				JPMorgan		Merrill Lynch,
	Bank of	Barclays	(clearing		Credit Suisse	Goldman Sachs	Chase	JPMorgan	Pierce, Fenner
	America N.A.	Bank PLC	broker)	Citibank, N.A.	International	International	Bank N.A.	Securities LLC	& Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$3,660,777	$—	$—	$—	$—	$—	$—	$3,660,777

OTC Total return swap contracts*#	19,647	137,034	—	2,453	367,824	313,599	56,376	—	—	896,933

OTC Credit default contracts*#	—	—	—	—	1,345,711	730,594	—	—	—	2,076,305

Futures contracts§	—	—	—	—	—	—	—	—	1,009,156	1,009,156

Forward premium swap option contracts#	—	—	—	—	—	—	4,114,836	—	—	4,114,836

Purchased swap options**#	3,856,655	4,470,411	—	399	1,451,552	4,873,944	529,771	—	—	15,182,732

Purchased options**#	—	—	—	—	—	—	3,524,704	—	—	3,524,704

Total Assets	$3,876,302	$4,607,445	$3,660,777	$2,852	$3,165,087	$5,918,137	$8,225,687	$—	$1,009,156	$30,465,443

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	4,072,300	—	—	—	—	—	—	4,072,300

OTC Total return swap contracts*#	—	265,100	—	—	157,590	103,085	34,217	—	—	559,992

OTC Credit default contracts*#	138,920	—	—	—	4,522,923	1,534,404	—	1,046,797	—	7,243,044

Futures contracts§	—	—	—	—	—	—	—	—	2,000	2,000

Forward premium swap option contracts#	—	—	—	—	—	—	5,429,744	—	—	5,429,744

Written swap options#	4,617,837	5,119,813	—	798	2,336,287	5,542,572	2,700,206	—	—	20,317,513

Written options#	—	—	—	—	—	—	3,048,931	—	—	3,048,931

Total Liabilities	$4,756,757	$5,384,913	$4,072,300	$798	$7,016,800	$7,180,061	$11,213,098	$1,046,797	$2,000	$40,673,524

Total Financial and Derivative Net Assets	$(880,455)	$(777,468)	$(411,523)	$2,054	$(3,851,713)	$(1,261,924)	$(2,987,411)	$(1,046,797)	$1,007,156	$(10,208,081)

Total collateral received (pledged)†##	$(717,928)	$(533,947)	$—	$—	$(3,851,713)	$(531,947)	$(2,406,128)	$(879,912)	$—

Net amount	$(162,527)	$(243,521)	$(411,523)	$2,054	$—	$(729,977)	$(581,283)	$(166,885)	$1,007,156

Income Fund 76

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA035
300660 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016